                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                             [Amendment No.      ]


Filed by the Registrant:
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Lone Star Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------
    5) Total fee paid:

       -------------------------------------------------------------------------
/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:
                                 -----------------------------------------------

       2) Form Schedule or Registration Statement No.:
                                                      --------------------------

       3) Filing Party:
                       ---------------------------------------------------------

       4) Date Filed:
                     -----------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                             TO BE HELD MAY 9, 2000


      Notice is hereby given that the Annual Meeting of Shareholders of Lone Star Technologies, Inc. ("Lone Star"), a Delaware corporation, will be held on the 9th day of May, 2000, at 9:00 a.m., local time, on the 40th floor of the Chase Tower, 2200 Ross Avenue, Dallas, Texas, for the following purposes:

      (1)  To elect five members to the Board of Directors of Lone Star;

      (2)  To vote upon approval of the Lone Star Employee Stock Purchase Plan;

      (3) To vote upon approval of an amendment to the 1985 Long-Term Incentive Plan of Lone Star; and

      (4) To transact any other business as may properly come before the meeting or any adjournment thereof.

      The close of business on March 22, 2000 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. A complete list of the shareholders entitled to vote at the meeting will be available for examination by any shareholder at the office of the Secretary of Lone Star, 15660 N. Dallas Parkway, Suite 500, Dallas, Texas 75248 (telephone: 972/770-6401) during the ten-day period preceding the meeting.

      We hope that you will be represented at the meeting by signing the enclosed proxy card and returning it in the accompanying envelope as promptly as possible, whether or not you expect to be present in person. Your vote is important - as is the vote of every shareholder - and the Lone Star Board of Directors appreciates the cooperation of shareholders in returning proxies to vote at the meeting.

                                       By order of the Board of Directors,



                                       Robert F. Spears
                                       Secretary

Dallas, Texas
March 23, 2000

                          LONE STAR TECHNOLOGIES, INC.
                       15660 N. Dallas Parkway, Suite 500
                                P. O. Box 803546
                            Dallas, Texas 75380-3546

                                 PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy is solicited by and on behalf of the Board of Directors of Lone Star for use at the Annual Meeting of Shareholders to be held on May 9, 2000, or at any adjournment thereof. Any shareholder giving a proxy may revoke it prior to the voting of the proxy on any matter (without affecting, however, any vote already cast on any other matters) by:

      (a) notifying Lone Star of such revocation in writing prior to or at the Annual Meeting,
      (b) delivering to Lone Star a duly executed proxy relating to the same shares dated subsequent to the date of the original proxy, or
      (c)  voting the same shares in person at the Annual Meeting.

The principal executive offices of Lone Star are located at 15660 N. Dallas Parkway, Suite 500, Dallas, Texas 75248 (telephone: 972/770-6401). This Proxy Statement and the enclosed proxy were mailed to shareholders on or about March 23, 2000.

All shares represented by unrevoked proxies will be voted at the meeting or any adjournment thereof as specified by the persons giving such proxies. If no contrary specification is made, the shares represented by proxies will be voted FOR the election as directors of the nominees named herein, FOR approval of the Lone Star Employee Stock Purchase Plan and FOR approval of the amendment to the 1985 Long-Term Incentive Plan described herein.

                      OUTSTANDING SHARES AND VOTING RIGHTS

As of March 22, 2000, the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were 23,500,235 outstanding shares of Lone Star Common Stock. This is the only class of stock of Lone Star outstanding, and each share of Common Stock is entitled to one vote on all matters properly coming before the Annual Meeting.

                              ELECTION OF DIRECTORS

The Certificate of Incorporation and By-Laws of Lone Star provide for a Board of Directors comprised of three classes of directors, as nearly equal in number as possible, with each class of directors to be elected for three-year terms. Therefore, the nominees for election to the class of directors whose terms are expiring at an Annual Meeting are elected for a term expiring at the Annual Meeting of Shareholders held in the third year following the year of their election. If the total number of directors is increased or decreased, however, the Board of Directors may adjust the number of directors in one or more classes, and that adjustment may result in a director being elected or reelected to a term shorter than three years. If any director is appointed by the Board of Directors between Annual Meetings to succeed a director who has resigned, died or been removed, the shareholders at the next Annual Meeting following the appointment will vote to elect a director to complete the unexpired term or to serve a full three-year term if the unexpired term ends at that Annual Meeting. Directors are elected by plurality vote.

At the 2000 Annual Meeting, shareholders will be asked by Lone Star to reelect Rhys J. Best and Frederick B. Hegi, Jr., to elect M. Joseph McHugh, who was appointed a director by the Board of Lone Star in June of 1999, and to elect two new nominees, Alfred M. Micallef and Jerry E. Ryan. To ensure that the three classes of directors will be as nearly equal in number as possible, the Board has nominated Messrs. Micallef and Ryan for election as directors at this Annual Meeting to terms expiring at the 2002 Annual Meeting. Shareholders will be asked by Lone Star to elect Mr. McHugh and reelect Messrs. Best and Hegi to the Board of Directors for terms expiring at the 2003 Annual Meeting. After the 2000 Annual Meeting, three directors' terms will expire at the 2001 Annual Meeting, two directors' terms will expire at the 2002 Annual Meeting and three directors' terms will expire at the 2003 Annual Meeting. The recent experience of the nominees is summarized below in the first table.

Dean P. Guerin, who has served as a director of Lone Star since 1989, is retiring from the Board when his term expires at this Annual Meeting.

Each proxy solicited hereby which is given prior to the voting at the Annual Meeting and is not revoked will be voted FOR the election of the nominees named in the following table, unless a contrary specification is made in the proxy. If for any reason any nominee should become unavailable for election, then, unless a contrary specification is made in the proxy, votes will be cast pursuant to authority granted by the proxy for a substitute nominee designated by the Board of Directors, or, in the absence of a designation by the Board of Directors, for a substitute nominee designated by any of the persons authorized by the proxy to vote as proxies. The Board of Directors is not aware that any nominee will be unwilling or unable to serve.

The following tables set forth, for the nominees for director and for the directors whose current terms extend beyond the 2000 Annual Meeting, the principal occupation or employment for each during at least the past five years, the year in which each joined the Board of Directors, the year in which their current terms on this Board expire and other business directorships held. One of the directors, Mr. Mercer, was recommended for nomination to the Board before his election in 1995 by Alpine Capital, L.P. and the other shareholders reporting share ownership information with Alpine in footnote (2) to the table under the heading "Principal Shareholders" in this Proxy Statement.

The Board of Directors recommends that shareholders vote FOR the election of the nominees named in the table.

                              NOMINEES FOR DIRECTOR


NAME (AGE)         BUSINESS EXPERIENCE AND OTHER INFORMATION                         YEAR FIRST ELECTED
----------         -----------------------------------------                         ------------------
RHYS J. BEST (53)                                                                                  1997
         Chairman of the Board, President and Chief Executive Officer of Lone
         Star since January 1999; President and Chief Executive Officer of Lone
         Star from July 1998 to December 1998; President and Chief Operating
         Officer of Lone Star from 1997 to June 1998; President and Chief
         Executive Officer of Lone Star Steel Company ("Steel"), a subsidiary of
         Lone Star, from 1989 to 1997. His current term expires in 2000. (1)

FREDERICK B. HEGI, JR. (56)                                                                        1985
         General Partner, Wingate Partners, L.P. and Wingate Management Co.,
         L.P. (private investments) since 1987; Principal, Wingate Management
         Co. II, L.P. (private investments) since 1994; President, Valley View
         Capital Corporation (private investments) since 1982; Chairman, United
         Stationers, Inc. (wholesale office products) since 1996; Chairman,
         Loomis, Fargo & Co. (armored car services) since May 1999; Chairman,
         President and Chief Executive Officer of Kevco, Inc. (wholesale distributor of building products to manufactured housing and recreational vehicles industries) since July 1999. Director: United
         Stationers, Inc., Loomis, Fargo & Co. and Kevco, Inc. His current term expires in 2000. (1,2,3)

M. JOSEPH MCHUGH (62)                                                                              1999
         Acting Chief Financial Officer of Pillowtex Corporation (manufacturer of bedding materials) since November 1999; retired from January 1999 to
         October 1999; President and Chief Operating Officer of Triangle Pacific
         Corp. (manufacturer of hardwood flooring and kitchen and bathroom cabinets) from 1994 to December 1998. Director: Pillowtex Corporation and Macklanburg-Duncan Co., Inc.

ALFRED M. MICALLEF (57)
         President and Chief Executive Officer of JMK International, Inc.
         (holding company of rubber and plastics manufacturing businesses) during the past five years. Director: Cash America International, Inc.

JERRY E. RYAN (57)
         Consultant to Fintube Technologies, Inc. (a subsidiary of Lone Star) since January 2000; Chairman of the Board of the general partner of Fintube Limited Partnership (manufacturer and marketer of finned tubes used in a variety of heat recovery operations) from August 1999 to January 2000; Chairman of the Board and Chief Executive Officer of the general partner of Fintube Limited Partnership from 1995 to August
         1999; Chairman of the Board, President and Chief Executive Officer of the general partner of Fintube Limited Partnership from 1991 to 1995.


                                        5

                              CONTINUING DIRECTORS

CHARLES L. BLACKBURN (72)                                                                          1991
         Retired from Maxus Energy Corporation in 1995; Chairman, President and
         Chief Executive Officer of Maxus Energy Corporation (oil and gas
         producer) from 1987 to 1995. Director: Maxus Energy Corporation. His current term expires in 2001. (2,3)

JAMES E. MCCORMICK (72)                                                                            1991
         Retired from Oryx Energy Company in 1992; President and Chief Operating
         Officer of Oryx Energy Company (formerly Sun Exploration and Production
         Company, oil and gas exploration and production company) from 1988 to
         1992. Director: BJ Services Co., Santa Fe Snyder Corp., TESCO
         Corporation and Dallas National Bank. His current term expires in 2001.
         (1,2,3)

THOMAS M. MERCER, JR. (56)                                                                         1995
         Partner since 1995 of Ceres Capital Partners and owner since 1993 of
         The Mercer Financial Company (financial advisory and investment banking services); President of the employee benefits division of Pre-Paid
         Legal Services, Inc. during part of 1993 and 1994. His current term expires in 2001. (1,2,3)

(1) Member of Corporate Governance Committee. Mr. Best is an exofficio member of this committee.

(2)      Member of the Audit Committee.

(3)      Member of the Compensation Committee.

MEETINGS OF BOARD AND COMMITTEES. During 1999, there were nine meetings of the Board of Directors and seven meetings of Board committees. All of the directors attended more than 80 percent of the meetings of the Board of Directors and committees of the Board on which they served. The standing committees of the Board have the following principal functions: the Audit Committee assists the Board in fulfilling its oversight responsibilities to ensure the integrity of Lone Star's financial statements; the Compensation Committee reviews and approves salaries and bonuses for officers and administers the 1985 Long-Term Incentive Plan; and the Corporate Governance Committee provides general corporate oversight, advises the Board regarding policies for corporate governance and recommends director nominees to the Board. Shareholders wishing to recommend candidates for consideration by the Corporate Governance Committee should follow the procedure set forth under the heading "Shareholder Proposals for the 2001 Annual Meeting."

COMPENSATION OF DIRECTORS. Each director of Lone Star who is not an officer of Lone Star or any of its subsidiaries receives an annual retainer of $25,000, plus expenses incurred in connection with attendance at meetings of the Board of Directors or any committee of the Board of Directors of which he is a member. In addition to the annual retainer, each director receives attendance fees of $1,000 for each meeting of the Board of Directors and $1,000 for each committee meeting attended whether or not there was a Board meeting that same day. Each director may elect to receive his retainer and meeting fees in cash or Lone Star shares, or he may defer receipt under a phantom stock arrangement. A director who is an employee of Lone Star or any of its subsidiaries receives no compensation for serving as a director of Lone Star.

Following each of the Annual Meetings in 1993, 1995 and 1997, each director then in office who was not an employee of Lone Star or its subsidiaries ("non-executive director") received a stock option for 25,000 shares of Common Stock of Lone Star and following the Annual Meeting in 1998 and each Annual Meeting after that, each non-executive director receives a stock option for 12,500 shares of Common Stock, all under the terms of the 1985 Long-Term Incentive Plan of Lone Star (subject to an overall limitation of 1,000,000 shares that may be issued for such options) with an exercise price at the fair market value of the Common Stock on the date the options are granted. The non-executive directors held options as of February 29, 2000 covering the following number of shares of Common Stock: Mr. Blackburn, 75,000 shares; Mr. Guerin, 56,250 shares; Mr. Hegi, 125,000 shares; Mr. McCormick, 68,250 shares; Mr. McHugh, 9,375 shares; and Mr. Mercer, 75,000 shares.

RELATIONSHIPS BETWEEN LONE STAR AND MR. RYAN. Jerry E. Ryan, a new nominee for election as a director at this Annual Meeting, was Chairman of the Board and a shareholder of the general partner of Fintube Limited Partnership when its assets were acquired by a new subsidiary of Lone Star (Fintube Technologies, Inc.) as of January 1, 2000. In connection with that acquisition, Mr. Ryan received 95,644 shares of Lone Star Common Stock as partial consideration for his ownership of Fintube Limited Partnership and became a consultant to Fintube Technologies. Pursuant to the terms of the consulting agreement, Fintube Technologies agreed to pay Mr. Ryan a base salary of $274,008 per year and an annual bonus in an amount determined by Fintube Technologies and Lone Star granted Mr. Ryan the option to purchase 30,000 shares of Lone Star Common Stock pursuant to Lone Star's 1985 Long Term Incentive Plan. Unless otherwise mutually agreed, the consulting agreement expires on December 31, 2002.

RETIREMENT POLICY FOR DIRECTORS. After the 1998 Annual Shareholders Meeting, the Board of Directors adopted a retirement policy for directors: "A person is not eligible for election as a director if he or she is seventy years of age or older at the time of the election; provided, however, that this provision shall not prevent the re-election at the 1999 Annual Shareholders Meeting of the director whose term of office expires at that meeting." Pursuant to that policy, Messrs. Blackburn and McCormick will not be nominated for re-election at the 2001 Annual Meeting. Mr. Guerin is retiring from the Board when his term expires at the 2000 Annual Meeting.

                               EXECUTIVE OFFICERS

All executive officers of Lone Star are elected annually by and serve at the pleasure of the Board of Directors, or in the case of Mr. Dunn, at the pleasure of the Board of Directors of Steel which he serves as Chief Executive Officer. The following sets forth information concerning the current executive officers of Lone Star. Information regarding Mr. Best, the Chief Executive Officer of Lone Star, is provided above in the Directors' listing.

NAME(AGE)           BUSINESS EXPERIENCE AND OTHER INFORMATION

W. BYRON DUNN (46)
         President and Chief Executive Officer of Steel since 1997 and Executive Vice President - Sales and Marketing of Steel from 1991 to 1997.

ROBERT F. SPEARS (56)
         Vice President, General Counsel and Secretary of Lone Star since 1996; General Counsel of Financial Industries Corporation (life insurance holding company), Austin, Texas, from 1991 to 1996.

CHARLES J. KESZLER (37)
         Vice President-Finance and Treasurer of Lone Star since 1996; Director of Taxes and Pension Investments of Steel from 1994 to 1996.

                        SECURITY OWNERSHIP OF MANAGEMENT

The following table shows beneficial ownership of shares of Common Stock of Lone Star by each director and nominee for director of Lone Star, each executive officer of Lone Star named in the Summary Compensation Table in this Proxy Statement and all directors, nominees and executive officers of Lone Star as a group at February 29, 2000. Each beneficial owner has sole voting power and sole investment power as to the shares listed opposite his name.

Name of Director,
Executive Officer or Group           Number of Shares(1)    Percent of Class(2)
--------------------------           -------------------    -------------------

Rhys J. Best                               168,168                  *
Charles L. Blackburn                        40,625                  *
Dean P. Guerin                              21,875                  *
Frederick B. Hegi, Jr.                      93,490                  *
James E. McCormick                          37,375                  *
M. Joseph McHugh                             -                      *
Alfred M. Micallef                           -                      *
Thomas M. Mercer, Jr.                       43,125                  *
Jerry E. Ryan                               95,644                  *
W. Byron Dunn                               76,506                  *
Charles J. Keszler                          38,250                  *
Robert F. Spears                            22,500                  *
All directors, nominees and
executive officers as a group (12)         637,558(3)              2.66

--------
*Less than 1%.

(1) Includes 152,500 shares for Mr. Best, 40,625 shares for Mr. Blackburn, 21,875 shares for Mr. Guerin, 90,625 shares for Mr. Hegi, 34,375 shares for Mr. McCormick, 40,625 shares for Mr. Mercer, 70,000 shares for Mr. Dunn, 36,250 shares for Mr. Keszler and 22,500 shares for Mr. Spears which may be acquired within 60 days of February 29, 2000 pursuant to options granted by Lone Star under its 1985 Long-Term Incentive Plan.

(2) Percentages are calculated on 23,945,860 shares, the number that would have been outstanding if the stock options described in the prior footnote had been exercised.
(3) Includes a total of 509,375 shares which may be acquired within 60 days of February 29, 2000 pursuant to options held by all directors and executive officers as a group.

Additional share ownership information regarding principal shareholders of Lone Star who are neither executive officers nor directors is shown in the table under the heading "Principal Shareholders" in this Proxy Statement.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of each person who served as the chief executive officer of Lone Star during 1999 or was serving as an executive officer of Lone Star at the end of 1999 and received salary and bonus exceeding $100,000 during 1999 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                 Long-Term Comp Awards
                                                                                  Options (# of shares           All Other
Name and Principal Position(1)         Year      Salary($)       Bonus($) (2)   of  Lone Star Common Stock)    Compensation($)(3)
------------------------------         ----      ---------       -----------    ---------------------------    ------------------
Rhys J. Best, Chairman,                1999       330,000              -                 100,000                      5,000
President & Chief Executive            1998       320,000          225,000                40,000                      4,800
Officer, Lone Star                     1997       300,000          200,000                50,000                      4,800

W. Byron Dunn                          1999       242,500              -                  50,000                      5,000
President and Chief                    1998       235,000          175,000                30,000                      4,800
Executive Officer, Steel               1997       211,876          100,000                20,000                      4,800

Charles J. Keszler                     1999       154,667              -                  30,000                      5,000
Vice President - Finance               1998       150,000           50,000                15,000                      4,800
and Treasurer, Lone Star               1997       125,000           15,000                15,000                      4,238

Robert F. Spears                       1999       180,250               -                 30,000                         -
Vice President, General                1998       167,500           50,000                15,000                         -
Counsel and Secretary,                 1997       155,000           10,000                15,000                         -
Lone Star


(1) Mr. Best served as President and Chief Executive Officer of Steel during the first seven months of 1997 and President and Chief Operating Officer of Lone Star from August 1, 1997 to June 30, 1998 and has served as President and Chief Executive Officer of Lone Star since July 1, 1998 and Chairman of the Board of Lone Star since January 1, 1999. Mr. Dunn served as Executive Vice President - Sales and Marketing of Steel during the first seven months of 1997 and has served as President and Chief Executive Officer of Steel since
         August 1, 1997. Mr. Keszler has served as Vice President - Finance and Treasurer of Lone Star since 1996. Mr. Spears has served as Vice President, General Counsel and Secretary of Lone Star since 1996.
(2) Each bonus was paid in the year indicated in the table but related to the previous year's performance.
(3) The compensation listed in the last column represents company contributions to a 401(k) plan.

CHANGE IN CONTROL ARRANGEMENTS

Lone Star's and Steel's Boards of Directors adopted in 1997 an Employment Retention Policy that provides that each officer or key employee designated by Lone Star's Board or Compensation Committee will receive a lump sum payment if his or her employment is involuntarily terminated without "cause" or is voluntarily terminated for "good reason" within two years after a "change in control" of the employer. The lump sum payment for each officer or key employee is an amount, as determined by Lone Star's Board or Compensation Committee, that does not exceed 24 times the officer's average monthly compensation or 12 times the key employee's average monthly compensation. The average monthly compensation is based on the individual's salary and bonus for the 12 months prior to termination or, if higher, the 12 months prior to the change in control. As of December 31, 1999, the lump sum amount for each of seven officers of Lone Star and Steel (including the four named executive officers) was 24 times his average monthly compensation, and the lump sum amount for each of five other officers of Steel was 12 times his average monthly compensation.

Generally, a "change in control" of Steel would occur if Lone Star sells Steel's stock or assets or if there is a "change in control" of Lone Star. A "change in control" of Lone Star is defined, in general, as (i) a change in control required to be reported under Regulation 14A of the Securities Exchange Act of 1934, (ii) more than 50 percent of Lone Star's stock becomes beneficially owned by an entity, person or group, (iii) a majority of the Board ceases to be made up of "qualified directors" during any 24 month period, (iv) any merger, consolidation or sale of assets of Lone Star in which Lone Star's shareholders do not continue to own more than 50 percent of the voting stock of the surviving entity or (v) the approval by Lone Star's shareholders of Lone Star's liquidation or dissolution. A "qualified director" is any individual who was a director of Lone Star at the beginning of the 24 month period or was nominated for election or was elected to the Board during that period by two-thirds of the "qualified directors" still in office.

Certain officers and employees of Lone Star and Steel, including the named executive officers, and the directors of Lone Star have stock options granted under the 1985 Long-Term Incentive Plan. Stock options, which ordinarily are not fully exercisable until four years after grant, may vest (become fully exercisable) after a "change in control" (as defined in the Plan) of Lone Star occurs. The definition of "change in control" of Lone Star in the Plan is the same as the definition in the Employment Retention Policy, and the Plan provides that options become fully exercisable if an optionee's employment is involuntarily terminated without "cause" or is voluntarily terminated for "good reason" within two years after a "change in control" of Lone Star occurs.

                                     OPTIONS

The following table shows the options that were granted under the 1985 Long-Term Incentive Plan in 1999 to the named executive officers. Each option has an exercise price equal to the fair market value of Lone Star's Common Stock on the date of grant, has a ten year term and is exercisable as follows: 25 percent on and after the first anniversary of the grant, and an additional 25 percent on and after each of the next three anniversaries. The rates of stock appreciation presented in this table for the shares under options are not predictions of future stock prices.

                               OPTION GRANTS TABLE

                             Number of
                             Shares of
                            Common Stock      % of Total                                             Annual Rates of
                             Underlying     Options Granted                                     Stock Price Appreciation
                               Options       to Employees        Exercise      Expiration           for Option Terms
Name                         Granted (#)       in 1999         Price ($/Sh)       Date            5% ($)        10% ($)
----                         -----------       -------         ------------       ----          ------------------------
Rhys J. Best                   100,000          28.37              13.00        2/22/2009        817,563       2,071,865
W. Byron Dunn                   50,000          14.18              13.00        2/22/2009        408,782       1,035,932
Charles J. Keszler              30,000           8.51              13.00        2/22/2009        245,269         621,559
Robert F. Spears                30,000           8.51              13.00        2/22/2009        245,269         621,559

The following table reflects exercises of options by the named executive officers during 1999 and unexercised options held by them at the end of 1999.

                       AGGREGATED OPTION EXERCISES IN 1999
                           AND 12/31/99 OPTION VALUES

                                                                     Number of Shares
                                                                     of Common Stock                         Value of
                                                                        Underlying                         In-The-Money
                             Shares                                 Options at 12/31/99                 Options at 12/31/99
                           Acquired on             Value                Exercisable/                        Exercisable/
Name                        Exercise             Realized($)          Unexercisable(#)                   Unexercisable($)*
----                        --------             -----------          ----------------                   -----------------
Rhys J. Best                  7,500                54,000             101,250 / 158,750               1,643,046/ 1,722,578
W. Byron Dunn                   -                       -              42,500 /  85,000                 594,181/   850,469
Charles J. Keszler              -                       -              18,750 /  51,250                 186,563/   539,375
Robert F. Spears                -                       -               7,500 /  48,750                  31,641/   498,281

*The value is calculated based on the excess, if any, of $27.50 (the closing price of a share of Lone Star Common Stock on the New York Stock Exchange on December 31, 1999) over the relevant exercise price.

No options were repriced in 1999.

                          COMPENSATION COMMITTEE REPORT

Lone Star is engaged in business as a manufacturer and supplier of oilfield and other industrial metal products through Steel, Lone Star's principal operating company in 1999. Steel conducts business throughout the world, and its management is faced continually with many challenges. The Compensation Committee believes that successful compensation programs for executive officers and other key employees must be geared to attract and retain quality personnel by providing rewards for exemplary individual performance and must foster enhancement of shareholder value. To reach these objectives, Lone Star's executive compensation program consists of current salary, bonus opportunity and a longer term incentive.

ANNUAL COMPENSATION

It is the Compensation Committee's practice to review and approve salaries and bonus awards for executive officers annually. The Committee receives from the chief executive officer compensation recommendations for the other executive officers of Lone Star. The Committee may request additional information and analysis and ultimately determines in its discretion whether to approve recommended changes. These determinations, which do not include the chief executive officer's salary, are made by the Committee based on its own analysis and judgment and the recommendations of the chief executive officer.

The chief executive officer's salary is separately considered by the Committee. In determining his salary, the Committee considered the businesses in which Lone Star engages, including the highly competitive nature of the steel and oil and gas industries, the experience he brings to the position and his contributions to the performance of Lone Star and Steel.

During 1999, the salaries of the named executive officers were increased as follows: $10,000 per year in Mr. Dunn's salary to $245,000; $7,000 per year in Mr. Keszler's salary to $157,000; and $7,000 per year in Mr. Spears' salary to $182,000.

Annual bonus awards are evaluated by the Committee after the end of each fiscal year. As discussed below, the Committee's decisions on bonuses are largely subjective and do not entail precise assigning of relative weight to any particular factor. The salary and bonus of each executive officer of Lone Star that exceeded $100,000 during 1999, including the chief executive officer, are shown in the Summary Compensation Table in this Proxy Statement.

LONG TERM COMPENSATION - STOCK OPTIONS

Long term incentive compensation, rather than reflecting a single year's results, is intended to reward performance over the long term. It has been Lone Star's practice to structure this long term incentive compensation in the form of options for its Common Stock granted under the 1985 Long-Term Incentive Plan. These options have an exercise price equal to the fair market value of the Common Stock on the date of grant and become exercisable in annual cumulative installments of 25 percent each, so that the option is not fully exercisable for four years. The options can become exercisable sooner upon the optionee's death or "retirement" (as defined in the Plan) or if an optionee's employment is involuntarily terminated without "cause" or is voluntarily terminated for "good reason" within two years after a "change in control" of Lone Star occurs. Unexercised options terminate 36 months after the optionee's "retirement," termination of employment after a "change in control," or death or three months after any other cessation of employment.

The Committee administers the 1985 Long-Term Incentive Plan and is responsible for awarding stock options to employees under the Plan, including executive officers. Options create a strong link between executive compensation and shareholder return and enable executives to develop a meaningful ownership interest in Lone Star. The gradual vesting of the options over a four-year period and the executive's ability to benefit from increases in Common Stock values provide the executive a continuing incentive to achieve results beneficial to the shareholders and also align the executive's long term interests with those of the shareholders.

When options are granted to executive officers, the Committee evaluates the individual's performance currently and relative to the future needs of Lone Star and its operating units and considers the chief executive officer's recommendations. The size of awards is based in part on historical practices and the Committee's subjective evaluation, as discussed further below. The Lone Star chief executive officer's option awards are made on a similar basis.

Options granted in 1999 to each executive officer of Lone Star who received salary and bonus exceeding $100,000 during 1999 are shown in the Option Grants Table included elsewhere in the Proxy Statement.

                                    * * * * *

To assist in making its decisions on compensation matters, the Committee members communicate with the executive officers regularly at Board meetings, receive operating information frequently throughout the year and are given the chief executive officer's recommendations regarding compensation for other executive officers.

The Committee's decisions are not based on a formulistic approach assigning relative weights of various factors or quantitative comparisons with specific competitors or competitor groups or other mathematical methods. All decisions are made with the objective of retaining and compensating those officers who have demonstrated to the satisfaction of the Committee the capacity to contribute to the financial and competitive performance of Lone Star, thereby furthering the main objective of the compensation program -- increasing shareholder value.

The foregoing report is submitted by the Compensation Committee, the members of which are:

                         Charles L. Blackburn, Chairman
                                 Dean P. Guerin
                             Frederick B. Hegi, Jr.
                               James E. McCormick
                              Thomas M. Mercer, Jr.

                                PERFORMANCE CHART

The following graph compares the yearly percentage change for the five-year period from January 1, 1995 to January 1, 2000 in the cumulative total returns on Lone Star's Common Stock, the S&P 500 Composite Stock Index and the S&P Oil Well Equipment & Services Index.
The value of each investment was equal to $100 on January 1, 1995:

                       CUMULATIVE TOTAL RETURN COMPARISON
                         FIVE-YEAR INDEX (1/1/95 = 100)








             [The graph that appears here in the paper copy presents
                    the data set forth below in the table.]






                                1995         1996         1997         1998          1999         2000
                                ----         ----         ----         ----          ----         ----
Lone Star Common Stock        $100.00      $157.14      $242.86      $405.36       $144.64      $392.86
S&P 500 Index                 $100.00      $134.16      $161.34      $211.37       $267.81      $320.03
S&P Oil Equipment Index       $100.00      $132.78      $184.80      $280.92       $144.67      $215.13

                             PRINCIPAL SHAREHOLDERS

The following table sets forth as of February 29, 2000, the number of shares of Lone Star Common Stock beneficially owned by each person known by Lone Star to own beneficially more than five percent of its outstanding Common Stock. Percentages are based on 23,436,485 shares of Common Stock of Lone Star which were issued and outstanding on that date. The information below and elsewhere in the Proxy Statement reporting share ownership of Lone Star is believed to be current based upon information made available to Lone Star prior to the date of this Proxy Statement.

Name and Address                         Amount of                 Percent of Outstanding
of Beneficial Holder                Beneficial Ownership               Common Stock
--------------------                --------------------               ------------
Alpine Capital, L.P.                  8,965,172(1)(2)                     38.253%
201 Main Street, Suite 3100
Fort Worth, TX 76102

Keystone, Inc.                        2,279,600(2)(3)                      9.727%
201 Main Street, Suite 3100
Fort Worth, Texas 76102

(1) Alpine Capital, L.P. reports that it has sole voting and dispositive power as to these shares.
(2) Based on the most recent amendment to a Schedule 13D and subsequent Form 4 filings. The Schedule 13D, reporting that these shares were acquired for investment purposes, was filed with the Securities and Exchange Commission jointly by Alpine Capital, L.P., Robert W. Bruce, III, Algenpar, Inc., J. Taylor Crandall, Keystone, Inc., The Anne T. and Robert M. Bass Foundation, Anne T. Bass, and Robert M. Bass. The Foundation is reported to have sole voting and dispositive power as to an additional 100,000 shares of Common Stock, with respect to which Anne T. Bass and Robert M. Bass are reported to have shared voting and dispositive power. The filing states that Mr. Crandall and Mr. Bruce have shared voting and dispositive power as to the Foundation's shares and, along with Algenpar, Inc., have shared voting and dispositive power as to Alpine Capital, L.P.'s shares as well, which together total 9,065,172 shares and represent approximately 38.679 percent of the outstanding Common Stock.
(3) Keystone, Inc. and Robert M. Bass are reported to have sole voting and dispositive power as to these shares.

                    ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN

On March 21, 2000, the Board of Directors of Lone Star authorized the adoption of the Lone Star Technologies, Inc. Employee Stock Purchase Plan (the "Purchase Plan"), and directed that it be submitted to the shareholders of Lone Star for approval. If the shareholders approve the Purchase Plan at the Annual Meeting, the Purchase Plan will become effective as of July 1, 2000.

The purpose of the Purchase Plan is to provide a method for eligible employees of Lone Star and its participating subsidiaries to acquire a proprietary interest in Lone Star through the regular and systematic purchase of shares of common stock from Lone Star, at a price below fair market value, by means of voluntary payroll deductions. The Purchase Plan is designed to encourage employee stock ownership and thereby increase employees' personal interest in Lone Star's continued success and progress. A total of 200,000 shares of Lone Star Common Stock have been authorized for issuance under the Purchase Plan.

A copy of the Purchase Plan, as approved by the Board, is attached to this proxy statement as Exhibit A, and the material terms of such plan are summarized below.

DESCRIPTION OF THE PURCHASE PLAN

Each full-time employee of Lone Star or its participating subsidiaries who has completed at least 12 months of continuous service in the employ of Lone Star or such subsidiaries is eligible to participate in the Purchase Plan. For this purpose, a full-time employee is one whose customary employment is for more than 20 hours per week and for more than five months in any calendar year. As of February 29, 2000, approximately 1,500 persons were eligible to participate in the Purchase Plan. The market value of the 200,000 shares of Lone Star Common Stock authorized for issuance under the Purchase Plan was $7.5 million (based on the closing price of Common Stock on the New York Stock Exchange on February 29,
2000). Commencing July 1, 2000, each eligible employee who elects to participate in the Purchase Plan on any January 1, April 1, July 1, or October 1, and who executes and delivers to his or her employer a payroll deduction authorization form (the AForm@) at least 15 calendar days prior to such date, becomes a participant in the Purchase Plan as of such date and remains a participant until his or her participation is terminated. Participants may elect to contribute to the Purchase Plan during any calendar quarter, through regular payroll deductions, not more than 5% nor less than 1% of such participant's quarterly compensation, as determined in accordance with the provisions of the Purchase Plan.

The right of a participating employee to purchase shares of common stock under the Purchase Plan is referred to as an "option." Each participant for whom a Form is in effect under the Purchase Plan will be granted an option on the first day of each calendar quarter. On the last business day of each calendar quarter, each participant will be deemed automatically to have exercised the option granted to him or her on the first day of that quarter, and Lone Star will apply all the funds accumulated in such participant's account during that quarter to the purchase from Lone Star of the largest possible number of shares of common stock. The purchase price of a share of common stock purchased upon the exercise of an option under the Purchase Plan is the lower of 90% of the Fair Market Value per share on the date of grant of the option or 90% of the Fair Market Value per share on the date on which the option is exercised; provided that the Compensation Committee of the Board of Directors may establish from time to time such other percentages, which shall be less than 100% but not less than 85%, of Fair Market Value for this purpose. "Fair Market Value" is defined as the closing sale price of the common stock of Lone Star on the date in question as reported on the New York Stock Exchange or other principal stock exchange or stock market on which the common stock may from time to time be traded. Any unexercised option will be void as of the last day of the quarter in which the option was granted.

No participant may purchase shares under the Purchase Plan at a rate that exceeds $25,000 in Fair Market Value (determined at the time an option is granted) for each calendar year. In addition, no participant may be granted an option under the Purchase Plan if such participant would, immediately after such grant, own stock (including the stock purchasable under the option) possessing 5% or more of the total combined voting power or value of all classes of stock of Lone Star or any parent or subsidiary corporation of Lone Star.

A participant may change his or her payroll deduction amount by delivering a new Form to his or her employer at least 15 calendar days before the beginning of the next calendar quarter for which the change is to be effective. A participant may also terminate his or her payroll deduction authorization by providing written notice to his or her employer at least 20 calendar days prior to the date of termination. Upon termination of a participants employment for any reason, such person ceases to be a participant entitled to receive options under the Purchase Plan and any option held by him or her that has not become exercisable on the date of termination is deemed canceled. A participant may also voluntarily cancel an option by delivering written notice to his or her employer at least 20 calendar days prior to the options exercise date. A participant who cancels an option will be deemed to have terminated his or her payroll deduction authorization. Upon any termination of a participants payroll deduction authorization or any termination of a participants employment, the balance in such participant's withholding account is returned to the participant. After an employee's participation in the Purchase Plan has been terminated, such employee may re-enroll as of the beginning of any calendar quarter in which he or she is an eligible employee.

Shares of common stock purchased under the Purchase Plan will be held in custody by a custodian for the account of the participants who purchased such shares. The custodian will establish and maintain book entry stock accounts for the participants for this purpose, and each participant will be credited in his or her stock account with the number of shares acquired by such participant under the Purchase Plan as of the date such shares are issued. A participant will have none of the rights of a shareholder of Lone Star with respect to shares of common stock purchased by such participant under the Purchase Plan unless and until certificates representing such shares have been issued. Lone Star will cause the custodian to deliver to each participant for whom shares of common stock are being held in custody by the custodian all dividends and distributions in respect of the whole shares of common stock being held for such participant and all notices, proxy statements and other communications to Lone Stars shareholders.

A participant may elect to withdraw at any time (without withdrawing from participation in the Purchase Plan for payroll deduction purposes) all or any portion of the whole shares of common stock that are held in his or her stock account by giving appropriate notice to the custodian. A participant may also sell all or any portion of the whole shares of common stock held in his or her stock account on the New York Stock Exchange or other principal stock exchange or stock market on which the common stock may from time to time be traded by giving appropriate notice to the custodian. Upon receipt of such notice of sale, the custodian will arrange for the sale of such participants whole shares as soon as administratively practicable. The proceeds of such sale, less any associated commissions and required withholding for taxes, will be paid by the custodian to the participant as soon as practicable after the sale.

No interest is payable on amounts held in withholding accounts, and the proceeds received by Lone Star upon exercise of options under the Purchase Plan constitute general funds of Lone Star. An option granted under the Purchase Plan is not transferable and is exercisable only by the participant to whom it is granted.

The Purchase Plan will be administered by the Compensation Committee of the Board of Directors. Fees and expenses incurred in connection with the administration of the Purchase Plan will be paid by Lone Star. Any costs associated with the sale of shares purchased by a participant under the Purchase Plan will be paid by the participant.

The Board of Directors may amend or terminate the Purchase Plan at any time without shareholder approval; provided, however, that shareholder approval is required for any amendment that would (i) increase the total number of shares of common stock issuable under the Purchase Plan (other than pursuant to certain provisions of the Purchase Plan relating to stock splits, stock dividends, mergers and other changes in the common stock) or (ii) modify the corporations or class of corporations whose employees are eligible to receive options under the Purchase Plan. No amendment of the Purchase Plan will adversely affect the rights of a participant thereunder, except with the consent of such participant. Subject to the Boards right to terminate the Purchase Plan, the Purchase Plan will terminate when all shares of common stock authorized under the Purchase Plan have been purchased. Upon termination, the balance in each participants account and any whole shares of common stock held by the custodian for such participant will be returned to such participant.

FEDERAL INCOME TAX CONSEQUENCES

The following summary relates to U.S. Federal income tax consequences only and applies to United States citizens and foreign persons who are United States residents. In addition to the income tax consequences described below, the acquisition, ownership or disposition of an option or shares acquired upon the exercise of an option under the Purchase Plan may have tax consequences under U.S. Federal estate tax laws and various state laws that may be applicable to certain participants in the Purchase Plan.

The Purchase Plan is designed to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Amounts deducted from the income of a participating employee under the Purchase Plan will be included in such employee's income for the year in which such amounts would otherwise have been paid to the employee, and will be deductible by Lone Star. The employee will not recognize additional taxable income either
(i) at the time options are granted pursuant to the Purchase Plan, which is the first day of the quarter in which the employee elects to participate in the Purchase Plan, or (ii) at the time options are exercised under the Purchase Plan, which is the last day of the quarter in which the option was granted, and no further deduction is allowed to Lone Star at either time. The employee's basis in shares purchased under the Purchase Plan will equal the amount paid for such shares. The employees holding period for shares purchased pursuant to the exercise of an option under the Purchase Plan will begin on the date such option is exercised.

An employee who purchases shares pursuant to an option under the Purchase Plan and disposes of such shares more than two years after the option was granted and more than one year after the option was exercised, or who dies at any time while holding the shares, will recognize ordinary income at the time of disposition or death in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the shares at the time of the disposition or death over the amount paid for the shares, or (ii) the excess, if any, of the fair market value of the shares at the time the option was granted over the purchase price of such shares determined as if the option was exercised on the date of grant. Lone Star will not be entitled to a deduction in respect of any amount of ordinary income so recognized by the employee. The employee's basis in the shares disposed of will be increased by the amount of ordinary income recognized. Any additional gain recognized by the employee on the disposition will be a capital gain.

An employee who purchases shares pursuant to an option under the Purchase Plan and disposes of such shares less than two years after the option was granted or less than one year after the option was exercised will recognize ordinary income at the time of disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise of the option over the amount paid for such shares or, if less, the gain on disposition. Lone Star will be entitled to a deduction equal to the amount of ordinary income recognized by the employee. Any additional gain recognized by the employee on the disposition will be a capital gain.

If the amount realized by the employee on the disposition of shares purchased under the Purchase Plan (assuming the shares are sold in an arms-length transaction) is less than the employees basis in such shares, no ordinary income will be recognized by the employee and the amount by which such basis exceeds the amount received for such shares will be a capital loss.

The Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

APPROVAL OF PURCHASE PLAN

The Purchase Plan will be approved at the Annual Meeting if the holders of a majority of shares of Common Stock present in person or by proxy and entitled to vote at the meeting vote in favor of the Purchase Plan. The Board of Directors recommends that shareholders vote FOR the approval of the Purchase Plan.

                   AMENDMENT TO 1985 LONG-TERM INCENTIVE PLAN

CURRENT PLAN

The 1985 Long-Term Incentive Plan (the "Plan") is a stock based incentive plan which authorizes the issuance of Lone Star Common Stock and certain cash payments under awards to key salaried employees (including officers and directors who are employees) of Lone Star and its subsidiaries for (a) stock options designed to meet the requirements of Section 422 of the Internal Revenue Code ("incentive stock options"), (b) stock options which do not meet those requirements ("non-qualified stock options"), (c) stock appreciation rights, either separately or in tandem with the award of stock options, (d) restricted stock grants, (e) performance unit grants and (f) stock in payment of incentive compensation earned under Lone Star's bonus program. The Plan also provides for awards of stock options to non-executive directors of Lone Star (directors of Lone Star who are not employees of Lone Star or of a subsidiary). Subsequent to April 9, 1995, the tenth anniversary of the inception of the Plan, incentive stock options cannot be granted pursuant to the Plan. The aggregate number of shares that may be issued under the Plan cannot exceed 3,700,000 shares of Common Stock.

As of February 29, 2000, options to purchase an aggregate of 1,807,000 shares of Common Stock were outstanding under the Plan and 691,650 shares were available for future grant. The market value of all shares of Common Stock subject to outstanding options under the Plan was $67,762,500 (based on the closing price of Common Stock on the New York Stock Exchange on February 29,
2000). The current executive officers of Lone Star held options as of February 29, 2000 covering the following numbers of shares of Common Stock:
Rhys J. Best, 360,000; W. Byron Dunn, 177,500; Charles J. Keszler, 100,000; and Robert F. Spears, 86,250. The non-executive directors of Lone Star held options as of that date covering the following numbers of shares of Common
Stock: Charles L. Blackburn, 75,000; Dean P. Guerin, 56,250; Frederick B. Hegi, Jr., 125,000; James E. McCormick, 68,750; M. Joseph McHugh, 9,375; and Thomas M. Mercer, Jr., 75,000.

The following summary briefly describes the principal features of the current Plan, before giving effect to the amendment that is being voted on by the shareholders at the Annual Meeting and is described below under "Proposed Amendment."

The Plan provides that the Board of Directors may establish a committee (the "Committee") consisting of not less than two nor more than ten members of the Board of Directors who are "outside directors" as defined under Section 162(m) of the Internal Revenue Code to administer the Plan and grant awards thereunder. Currently, the Plan is administered by the Compensation Committee, which is composed of five directors, Messrs. Blackburn, Guerin, Hegi, McCormick and Mercer.

The Committee determines those key salaried employees (including officers) of Lone Star and its subsidiaries who are to be granted awards under the Plan and the number of shares to be optioned to such participants. The Plan has an annual limit of 200,000 on the number of shares with respect to which options and stock appreciation rights can be granted to any individual. Non-executive directors of Lone Star participate in the Plan, but only with respect to the award of stock options.

Following each of the Annual Meetings in 1993, 1995 and 1997, each non-executive director then in office received a stock option for 25,000 shares of Common Stock of Lone Star and following the Annual Meeting in 1998 and each Annual Meeting after that, each non-executive director receives a stock option for 12,500 shares of Common Stock, all under the terms of the Plan (subject to an overall limitation of 1,000,000 shares that may be issued for such options) with an exercise price at the fair market value of the Common Stock on the date the options are granted. The Compensation Committee has the authority to grant, in its discretion, to a new non-executive director upon his or her election a stock option for up to 12,500 shares.

The per share price at which shares of Common Stock may be purchased under an employee's option is determined by the Committee at the time such option is granted and may not be less than the per share fair market value of the Common Stock on the date of grant.

No option is exercisable until at least one year from the date of grant. The Committee may at the time of granting any option to an employee add additional restrictions as it may deem advisable as to the time such option or any part thereof may become exercisable. All options that have been granted to employees under the Plan to date have, and all options granted to non-executive directors since 1993 are required by the Plan to have, an exercise price equal to the fair market value of the Common Stock on the date of grant and a four-year vesting schedule consisting of cumulative installments of 25 percent each on and after each anniversary date following the date of grant.

The right to exercise any option terminates on the earliest of the following dates (subject to the special rules governing a "change in control"):

         (1)      Ten years after the date the option is granted;

         (2) Three months after the date the optionee shall cease to be a director of Lone Star or an employee of Lone Star or a subsidiary of Lone Star, unless such cessation of directorship or employment is by reason of the optionee's "retirement" or death or unless death occurs within such three months;

         (3) 36 months after the date of the optionee's "retirement", unless the optionee dies during that 36-month period; or

         (4)      36 months after the date of the optionee's death.

Options will vest (become fully exercisable) upon the "retirement" of the holder of the options. "Retirement" is defined as retirement from employment with Lone Star or a subsidiary or cessation of service as a director of Lone Star (i) at or after age 55 but prior to age 65 and with the approval of the Committee or (ii) at or after age 65. In determining whether to approve the "retirement" of an optionee prior to age 65, the Committee may consider any information provided by the optionee, including whether the optionee intends to work for a competitor of Lone Star and its subsidiaries. The option holder will have 36 months after "retirement" (but not beyond the option's original term) to exercise his or her options. If the optionee's employment or directorship ceases for any reason other than the optionee's "retirement" or death, his or her option will not vest, and the optionee will have three months after the date his or her employment ceases (but not beyond the option's original term) to exercise the option to the extent it was exercisable on the date of such cessation. If the optionee dies (i) while employed by Lone Star or a subsidiary, (ii) while a director, (iii) within three months after cessation of such employment or directorship for any reason other than "retirement" or death or (iv) within 36 months after "retirement", the option he or she holds will vest, and the option may be exercised within 36 months after the optionee's death by the optionee's estate or heirs (but not beyond the option's original term).

Absence on approved leave is not considered a cessation of employment.

The Plan provides for the continuation of an option held by an employee if he or she becomes a non-executive director and for the continuation of an option held by a non-executive director if he or she becomes an employee.

A participant's options and other awards will fully vest if his or her employment is involuntarily terminated without "cause" or is voluntarily terminated for "good reason" within two years after a "change in control" of Lone Star occurs, a non-executive director's options will fully vest if he or she is removed or not reelected as a director of Lone Star without "cause" within two years after a "change in control" of Lone Star occurs and the vesting of a participant's options and other awards will accelerate under the Plan if his or her employer ceases to be a subsidiary of Lone Star. A participant or non-executive director referred to in the preceding sentence will have 36 months after termination of his or her employment or directorship or the change in control of a subsidiary (but not beyond the original term of the option) to exercise his or her options. All outstanding options and awards under the Plan will vest if (i) Lone Star's shareholders vote on a merger or other transaction in which they would not receive any voting common stock of Lone Star's successor or (ii) a "change in control" of Lone Star occurs and it is the first step in an attempt to acquire all of the stock or assets of Lone Star and the contemplated second step is a merger or other transaction described in (i).

The Plan defines a "change in control" of Lone Star, in general, as (i) a change in control required to be reported under Regulation 14A of the Securities Exchange Act of 1934, (ii) more than 50 percent of Lone Star's stock becomes beneficially owned by an entity, person or group, (iii) a majority of the Board ceases to be made up of "qualified directors" during any 24 month period, (iv) any merger, consolidation or sale of assets of Lone Star in which Lone Star's shareholders do not continue to own more than 50 percent of the voting stock of the surviving entity or (v) the approval by Lone Star's shareholders of Lone Star's liquidation or dissolution. A "qualified director" is any individual who was a director of Lone Star at the beginning of the 24 month period or was nominated for election or was elected to the Board during that period by two-thirds of the "qualified directors" still in office.

"Cause" for termination of a participant's employment means his or her illegal conduct or gross misconduct that in either case is willful and results in material damage to the employer's business or reputation or his or her willful failure or refusal to perform his or her duties or obligations to the employer or to comply in all material respects with the lawful directives of the employer's Chief Executive Officer or Board of Directors, provided that the employee has received written notice from the employer stating the nature of such failure or refusal and has reasonable opportunity to correct the stated deficiency.

"Cause" for termination of a non-executive's directorship means his or her illegal conduct or gross misconduct that in either case is willful and results in material damage to Lone Star's business or reputation or his or her willful failure or refusal to perform his or her duties or obligations to Lone Star.

"Good Reason" with respect to the voluntary termination of a participant's employment means the occurrence, after a "change in control", of (i) any adverse change in his or her status, position, authority or responsibilities,
(ii) a reduction of his or her compensation, or (iii) any material change in his or her employment location.

The Committee may in its discretion grant to employees rights entitling the grantee to receive cash or shares of Common Stock having a fair market value equal to the appreciation in market value of a stated number of shares of Common Stock from the date of grant to the date of exercise, or, in the case of rights granted in tandem with or by reference to an option granted prior to the grant of such rights, from the date of grant of such related option to the date of exercise. The Committee may at the time of granting any stock appreciation right add certain additional conditions and limitations to that right.

Stock appreciation rights may be granted in tandem with or by reference to a related option (in which event the grantee may elect to exercise either the option or the appreciation rights, but not both, as to any of the same shares subject to the option and the rights) or appreciation rights may be granted independently of any option. Appreciation rights granted in tandem with or by reference to a related option are exercisable only to the extent that the related option is exercisable and the fair market value of the Common Stock exceeds the per share option price of such option.

Upon exercise of a stock appreciation right, the grantee is paid the excess of the then fair market value of the number of shares of Common Stock to which the appreciation right relates over the fair market value of such number of shares at the date of grant of the appreciation right or of the related option, as the case may be. Such excess will be paid in cash or in shares of Common Stock having a fair market value equal to such excess, or in any combination thereof.

Termination of the right to exercise any stock appreciation right is the same as described above with respect to options.

The Committee may in its discretion award to any employee shares of Common Stock. Such awards may be contingent on the participant's continuing employment for a period to be specified in the award, which may not be less than one nor more than ten years from the date of award, and/or on any other contingencies, additional terms and conditions as the Committee in its sole discretion may deem appropriate.

The Committee may in its discretion grant to any employee awards consisting of performance units which have a monetary value which may or may not be equivalent to shares of Common Stock. The vesting of performance units are, and their value may be, contingent on the achievement over a period of not less than two nor more than ten years of such individual, corporate, division, subsidiary, group or other objectives as are established by the Committee.

The Plan will terminate on April 9, 2005. Awards then outstanding will not be affected by such termination.

Lone Star's Board of Directors may amend, supplement or suspend the Plan, but it cannot (a) impair any awards already made or (b) without the approval of the shareholders, (i) increase the number of shares of Common Stock which may be issued under the Plan, (ii) materially modify the requirements as to eligibility for participation in the Plan, (iii) materially increase the benefits accruing to participants or non-executive directors under the Plan or (iv) provide for the grant of options to purchase Common Stock at less than the fair market value per share thereof on the date of grant. The provisions of the Plan which govern non-executive directors' options cannot be amended more than once every six months, other than to comport with changes in the Internal Revenue Code and the Employee Retirement Income Security Act of 1974.

For federal income tax purposes, the recipient of a non-qualified stock option under the Plan will not realize income upon the grant of the option but will realize ordinary income on the date the option is exercised in the amount of the excess, if any, of the fair market value of the stock on the exercise date over the exercise price. Subject to Section 162(m) of the Internal Revenue Code, the amount of ordinary income realized by the optionee upon exercise of the option will be deductible in computing the taxable income of Lone Star. The option holder will have a basis in the stock acquired equal to the fair market value of the stock at the date of exercise. Any gain or loss realized upon the subsequent sale of stock acquired on the exercise of the option will be a short-term or long-term capital gain or loss depending on the optionee's holding period. The vesting of options may be accelerated pursuant to the terms of the Plan. That acceleration may be determined to be, in whole or in part, a "parachute payment" as defined by the Internal Revenue Code if it arises in connection with a change in control of Lone Star, and, in that event, option holders will be subject to a special excise tax of 20 percent on the "excess parachute payment" as defined by the Code. In addition, Lone Star will not be allowed a deduction for any "excess parachute payment". This brief description of the federal income tax treatment of non-qualified stock options applies to the current Plan and the Plan as amended by the proposed amendments described below. This summary does not purport to be complete and reference is made to the applicable provisions of the Code.

PROPOSED AMENDMENT

On March 21, 2000, the Board of Directors adopted, subject to shareholder approval at this Annual Meeting, an amendment to the Plan that would permit any holder of non-qualified stock options to transfer options by gift to a family member or a trust, foundation, partnership, corporation or other entity controlled by the optionee or his or her family members.

If an option is transferred as permitted by the amendment, all references in the Plan to an optionee will continue to mean the original holder of the option except that the transferee of the option will be entitled to exercise the option and be issued shares of Lone Star Common Stock upon that exercise on the same terms and conditions as the original holder could have exercised the option and been issued such stock. For example, if the original holder of the option dies, the option will fully vest and the transferee will have 36 months after the date of the original holder's death (but not beyond the option's original term) to exercise the option. If the amendment is approved at this Annual Meeting, all non-qualified stock options outstanding at that time and all non-qualified stock options granted thereafter will be transferable in accordance with that amendment.

This amendment to the Plan will be approved at the Annual Meeting if the holders of a majority of shares of Common Stock present in person or by proxy and entitled to vote at the meeting vote in favor of the amendment. The Board of Directors recommends that shareholders vote FOR the approval of the amendment.

                                  OTHER MATTERS

The Annual Meeting has been called for the purposes set forth in the Notice of Annual Meeting to which this Proxy Statement is appended. It is not anticipated that matters other than the election of Directors and the approval of the Employee Stock Purchase Plan and the amendment to the Long-

Term Incentive Plan as described in the Notice and this Proxy Statement will be brought before the meeting for action. If any other matters do properly come before the meeting, it is intended that votes thereon will be cast for all shares represented by unrevoked proxies solicited hereby which are received prior to the voting thereon in accordance with the best judgment of any of the persons authorized to vote as proxies.

                                   ACCOUNTANTS

On the recommendation of its Audit Committee, the Board of Directors has reappointed Arthur Andersen LLP as independent public accountants of Lone Star and its subsidiaries for the fiscal year ending December 31, 2000. Arthur Andersen LLP served as independent public accountants for Lone Star for the preceding year. A representative of Arthur Andersen LLP will attend the Annual Meeting, will have an opportunity to make a statement on behalf of Arthur Andersen LLP, and will be available to respond to appropriate questions.

                      COST AND METHOD OF PROXY SOLICITATION

The cost of this proxy solicitation will be paid by Lone Star. In addition, Lone Star will reimburse brokers and other custodians, nominees, and fiduciaries for their expenses in sending proxies and proxy materials to their principals. Officers and other regular employees of Lone Star and, if necessary, its subsidiaries may request by telephone, telegram, or in person the return of proxies. Those officers and other regular employees of Lone Star or subsidiaries will not receive additional compensation in connection with any solicitation of proxies.

                           ANNUAL REPORT AND FORM 10-K

The Annual Report to Shareholders of Lone Star for the year ended December 31, 1999, including the Annual Report on Form 10-K for the same period (without exhibits), has been mailed to shareholders of record as of March 22, 2000. A COPY OF THE ANNUAL REPORT ON FORM 10-K HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND WILL BE FURNISHED (WITHOUT EXHIBITS) WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST TO LONE STAR TECHNOLOGIES, INC., P. O. BOX 803546, DALLAS, TEXAS 75380-3546, ATTN: CHARLES
J. KESZLER, CORPORATE RELATIONS.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

Shareholder proposals for consideration at the 2001 Annual Meeting of Shareholders must be received no later than December 1, 2000, at Lone Star's principal executive office, 15660 N. Dallas Parkway, Suite 500, Dallas, Texas 75248, directed to the attention of the Secretary.

                                                                       EXHIBIT A

                          LONE STAR TECHNOLOGIES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN



         Section 1. PURPOSE. It is the purpose of the Plan to promote the interests of the Company and its stockholders by providing a method by which eligible employees may use voluntary payroll deductions to purchase shares of Common Stock at a discount, thereby affording them the opportunity to invest in the Company at a preferential price, and to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress. The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and shall be construed accordingly.

         Section 2. DEFINITIONS. As used herein the following terms have the following meanings:

                  (a) "Affiliate" means any corporation that is a parent corporation of the Company within the meaning of Section 424(e) of the Code or a subsidiary corporation of the Company within the meaning of
         Section 424(f) of the Code, and that has been designated by the Committee as an Affiliate for purposes of the Plan.

                  (b) "Board of Directors" means the Board of Directors of the Company.

                  (c) "Code" means the United States Internal Revenue Code of 1986, as from time to time amended.

                  (d) "Committee" means the Committee described in Section 4 hereof.

                  (e) "Common Stock" means the $1.00 par value Common Stock of the Company.

                  (f)        "Company" means Lone Star Technologies, Inc.

                  (g) "Compensation" means the regular base salary and hourly wages payable to an employee for services rendered to the Company or an Affiliate as an employee (prior to reduction for any elective deferrals within the meaning of Section 402(g) of the Code or any salary reduction amount elected for the purchase of benefits pursuant to a cafeteria plan within the meaning of Section 125 of the Code), excluding bonuses, overtime pay, allowances, reimbursements, commissions, profit sharing or deferred compensation payments and all other extraordinary remuneration.

                  (h) "Compensation Exchange Rate" means the New York foreign currency exchange rate as reported in THE WALL STREET JOURNAL.

                  (i) "Custodian" means the entity designated by the Committee to assist it with the administration of the Plan relating to the custody of certificates for shares of Common Stock purchased under the Plan.

                  (j) "Eligible Employee" means any employee of the Company or an Affiliate who is eligible to participate in the Plan pursuant to
         Section 5 hereof.

                  (k) "Enrollment Date" means the first day of any Plan Period.

                  (l) "Fair Market Value" means the closing sales price of the Common Stock on the date in question (or, if there was no reported sale on such date, on the last preceding day on which any reported sale occurred) on the New York Stock Exchange or other principal stock exchange or stock market on which the Common Stock may from time to time be traded.

                  (m) "Option" means any option to purchase shares of Common Stock granted by the Company pursuant to the provisions of the Plan.

                  (n) "Participant" means an Eligible Employee who has become a Participant in the Plan pursuant to Section 6 hereof, and for whom a payroll deduction authorization form is in effect under the Plan or a stock account is being maintained pursuant to the Plan.

                  (o) "Plan" means this Lone Star Technologies, Inc. Employee Stock Purchase Plan.

                  (p) "Plan Period" means each of the following periods, commencing July 1, 2000: (i) the period beginning on January 1 and ending on the following March 31; (ii) the period beginning on April 1 and ending on the following June 30; (iii) the period beginning on July 1 and ending on the following September 30; and (iv) the period beginning on October 1 and ending on the following December 31.

         Section 3. NUMBER OF SHARES. The aggregate number of shares of Common Stock sold pursuant to the exercise of Options granted under the Plan shall not exceed 200,000 shares. The maximum number of shares of Common Stock available for sale under the Plan is subject to adjustment as provided in Section 14 hereof. The Common Stock to be delivered upon exercise of Options shall consist of authorized but unissued shares of Common Stock or shares of Common Stock previously issued and reacquired by the Company.

         Section 4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, which shall consist of three or more members of the Board of Directors. Each member of the Committee shall be appointed by and shall serve at the pleasure of the Board of Directors. The Board of Directors shall have the sole continuing authority to appoint members of the Committee both in substitution for members previously appointed and to fill vacancies however caused. The following provisions shall apply to the administration of the Plan by the Committee:

                  (a) The Committee shall designate one of its members as Chairperson and shall hold meetings at such times and places as it may determine. Each member of the Committee shall be notified in writing of the time and place of any meeting of the Committee at least two days prior to such meeting, provided that such notice may be waived by a Committee member. A majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the members of the Committee present at any duly called meeting at which a quorum is present (or action unanimously approved in writing) shall constitute action by the Committee.

                  (b) The Committee may appoint a Secretary (who need not be a member of the Committee) who shall keep minutes of its meetings. The Committee may make such rules and regulations for the conduct of its business as it may determine.

                  (c) The Committee shall have full authority subject to the express provisions of the Plan to interpret the Plan, to provide, modify and rescind rules and regulations relating to the Plan (including rules and regulations relating to the withdrawal or sale of shares of Common Stock held in the stock accounts of Participants under the Plan) and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan.

                  (d) No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

         Section 5. ELIGIBLE EMPLOYEES. Each employee of the Company or an Affiliate who is employed by the Company or an Affiliate on the date his or her participation in the Plan is to become effective shall be eligible to participate in the Plan; provided, however, that:

                  (a) An employee shall not be granted an Option if such employee would, immediately after grant of the Option, own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary corporation of the Company (within the meaning of Section 424(e) and (f) of the Code). For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under any outstanding options shall be treated as stock owned by the employee; and

                  (b) No employee shall be granted an Option under the Plan which would permit such employee's rights to purchase shares of stock under all employee stock purchase plans (within the meaning of Section 423(b) of the Code) of the Company and its parent and subsidiary corporations (within the meaning of Section 424(e) and (f) of the Code) to accrue (within the meaning of Section 423(b)(8) of the Code) at a rate which exceeds U.S. $25,000 of fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

For purposes of this Section 5, the term "employee" shall not include (i) an employee who has been employed by the Company or an Affiliate less than 12 months prior to an Enrollment Date, (ii) an employee whose customary employment is 20 hours or less per week or (iii) an employee whose customary employment is for not more than five months in any calendar year.

         Section 6. METHOD OF PARTICIPATION. Each person who will be an Eligible Employee on any Enrollment Date may elect to participate in the Plan by executing and delivering to his or her employer, at least 15 calendar days prior to such Enrollment Date, a payroll deduction authorization form as provided in this Section. Such Eligible Employee shall thereby become a Participant on such Enrollment Date and shall remain a Participant entitled to receive Options under the Plan until (i) such Eligible Employee has terminated his or her payroll deduction authorization pursuant to Section 11 hereof or (ii) such Eligible Employee's participation in the Plan is terminated as provided in Section 12 hereof.

         The payroll deduction authorization form executed by an Eligible Employee shall request withholding, by means of substantially equal payroll deductions over the applicable Plan Period, of an amount which shall be not less than 1% or more than 5% of such Eligible Employee's Compensation for such Plan Period (or such other percentages as the Committee may establish from time to time before an Enrollment Date for any purchases of Common Stock to occur during Plan Periods commencing on or after such Enrollment Date). A payroll deduction authorization form executed by a Participant shall remain in effect for such Participant until (i) changed as provided below in this Section, (ii) terminated as provided in Section 11 hereof or (iii) such Participant's participation in the Plan is terminated as provided in Section 12 hereof. A Participant may change the withholding rate of his or her payroll deduction authorization within the limits specified in the first sentence of this paragraph by delivering a new payroll deduction authorization form to his or her employer at least 15 calendar days prior to the next Enrollment Date for which the change is to be effective. A Participant may not change the withholding rate of his or her payroll deduction authorization with respect to a Plan Period at any time after the deadline set forth in the immediately preceding sentence. All amounts withheld in accordance with a Participant's payroll deduction authorization shall be credited to a book entry withholding account for such Participant. No interest shall be payable on withholding accounts.

         Section 7. GRANT OF OPTIONS. Each Participant for whom a payroll deduction authorization form is in effect under the Plan shall be granted an Option on the first day of each Plan Period to purchase shares of Common Stock. Each Option shall be exercisable on the last business day of the Plan Period for the number of shares of Common Stock to be determined by dividing (a) the balance in the Participant's withholding account on the last business day of the Plan Period by (b) the purchase price per share of the Common Stock as determined under Section 8 hereof. The Company shall reduce, on a substantially proportionate basis, the number of shares of Common Stock receivable by each Participant upon exercise of an Option in any Plan Period in the event that the total number of shares of Common Stock then available for sale under the Plan is less than the total number of shares with respect to which all Participants exercise Options in such Plan Period.

         Section 8. OPTION PRICE. The purchase price per share of Common Stock under each Option shall equal the lesser of (a) 90% of the Fair Market Value per share of Common Stock on the date of grant of the Option and (b) 90% of the Fair Market Value per share of Common Stock on the date on which the Option is exercised (or, with respect to clauses (a) and (b) above, such other percentages, which shall be less than 100% but not less than 85%, of such Fair Market Value as the Committee may establish from time to time before an Enrollment Date for all purchases of Common Stock to occur during Plan Periods commencing on or after such Enrollment Date).

         Section 9. EXERCISE OF OPTIONS. A Participant who holds an Option on the last business day of a Plan Period shall be deemed automatically to have exercised such Option on such day. Upon such exercise, the Company shall apply the entire balance of the Participant's withholding account to the purchase of the maximum number of shares of Common Stock as determined under Section 7 hereof. For purposes of this Section 9, the balance in the withholding account of a Participant whose salary or wages are not computed in United States dollars shall be converted into United States dollars in accordance with the Compensation Exchange Rate for the last business day of the Plan Period.

         A Participant shall possess none of the rights and privileges of a stockholder of the Company with respect to shares of Common Stock purchased by such Participant under the Plan unless and until certificates representing such shares have been issued. The cash proceeds received by the Company upon exercise of an Option shall constitute general funds of the Company. Any unexercised Option shall expire and become null and void as of the end of the Plan Period in which such Option was granted.

         Section 10. ISSUANCE, CUSTODY, WITHDRAWAL AND SALE OF SHARES. The Company shall issue and deliver to the Custodian certificates representing shares of Common Stock purchased by Participants under the Plan as soon as reasonably practicable after such shares are purchased; provided, however, that the obligation of the Company to issue and deliver shares of Common Stock shall be postponed for such period of time as may be necessary to register or qualify the purchased shares under the Securities Act of 1933 and any applicable foreign or state securities laws. The shares delivered to the Custodian shall be held by it for the accounts of the Participants who purchased such shares. The Custodian shall establish and maintain book entry stock accounts for the Participants for this purpose, and each Participant shall be credited in his or her stock account with the number of shares acquired by such Participant under the Plan as of the date such shares are issued. As set forth below in this Section, any Participant may elect to receive a certificate for the whole shares of Common Stock held in his or her stock account at any time after such shares are delivered to the Custodian. Until such certificates are delivered to the Participant, the Participant will not be permitted to transfer ownership of the shares held in his or her stock account except as set forth below in this Section or in Section 12 hereof.

         The Company shall deliver or cause the Custodian to deliver to each Participant for whom shares of Common Stock are being held in custody by the Custodian all dividends and distributions in respect of the whole shares of Common Stock being held for such Participant and all notices, proxy statements and other communications to the Company=s stockholders in accordance with applicable law and the rules and regulations of the Securities and Exchange Commission.

         Subject to the provisions of Section 16 hereof, a Participant may elect to withdraw at any time (without withdrawing from participation in the Plan for purposes of Section 6 hereof) all or any portion of the whole shares of Common Stock that are held in his or her stock account by giving notice to the Custodian in the manner approved by the Committee. Upon receipt of such notice, the Custodian will arrange for the delivery of such whole shares to the Participant as soon as administratively practicable.

         Subject to the provisions of Section 16 hereof, a Participant may sell all or any portion of the whole shares of Common Stock held in his or her stock account on the New York Stock Exchange or other principal stock exchange or stock market on which the Common Stock may from time to time be traded by giving notice to the Custodian in the manner approved by the Committee. Upon receipt of such notice, the Custodian will arrange for the sale of such Participant=s whole shares as soon as administratively practicable. The proceeds of such sale, less any associated commissions and required withholding for taxes, shall be paid by the Custodian to the Participant as soon as practicable after the sale.

         Section 11. CANCELLATION OF OPTIONS AND TERMINATION OF PAYROLL DEDUCTION AUTHORIZATIONS. A Participant who holds an Option under the Plan may cancel such Option by written notice delivered to his or her employer at least 20 calendar days prior to the date of exercise of the Option. Any Participant who cancels an Option pursuant to the provisions of the immediately preceding sentence shall be deemed to have terminated his or her payroll deduction authorization effective at the end of the Plan Period for which such Option was granted or at such earlier time as is administratively practicable for his or her employer. Upon such cancellation, the balance in the Participant's withholding account shall be returned to such Participant promptly following the end of such Plan Period or at such earlier time as is administratively practicable for his or her employer. Partial cancellation of an Option shall not be permitted.

         A Participant may terminate his or her payroll deduction authorization as of any date by written notice delivered to his or her employer at least 20 calendar days prior to such date. Any Participant who voluntarily terminates his or her payroll deduction authorization effective as of a date during a Plan Period shall be deemed to have canceled his or her Option for such Plan Period. Upon termination by a Participant of his or her payroll deduction authorization, the balance in the Participant=s withholding account shall be returned to such Participant promptly following the end of the Plan Period in which such termination became effective or at such earlier time as is administratively practicable for his or her employer. Partial termination of a payroll deduction authorization shall not be permitted.

         A Participant who cancels or is deemed to have canceled an Option pursuant to this Section 11 may re-enroll in the Plan as of any subsequent Enrollment Date on which he or she is an Eligible Employee in accordance with the procedure set forth in Section 6 hereof.

         Section 12. TERMINATION OF EMPLOYMENT. Upon the termination of a Participant's employment with the Company or an Affiliate for any reason, (a) such person shall cease to be a Participant, (b) any Option held by such Participant under the Plan on the date of such termination of employment and which has not become exercisable on such date shall be deemed canceled, (c) the balance in such Participant's withholding account shall be returned, and the whole shares of Common Stock held in such Participant=s stock account shall be delivered, to such Participant (or, in the event of the Participant's death, to the executor or administrator of his or her estate) and (d) he or she shall have no further rights under the Plan, except for his or her right to receive the proceeds of any sale of shares of Common Stock that was made by such person pursuant to Section 10 hereof prior to the termination of his or her employment.

         All Participants shall have the same rights and privileges under the Plan. Notwithstanding the foregoing, nothing in the Plan shall confer upon any Participant any right to continue in the employ of the Company or an Affiliate or in any way interfere with the right of the Company or an Affiliate to terminate the employment of the Participant at any time, with or without cause. Transfers of employment among the Company and its Affiliates and approved leaves of absence not exceeding 90 days shall not be considered terminations of employment for purposes of the Plan.

         Section 13. TRANSFERABILITY. An Option granted under the Plan shall not be transferable by the Participant and shall be exercisable only by the Participant.

         Section 14. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. In the event the Company shall effect a split of the Common Stock or declare a dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares available for sale under the Plan shall be increased or decreased proportionately, and the purchase price per share of Common Stock of all outstanding Options shall be adjusted, for purposes of making the determination required by Section 8 hereof, in a manner deemed appropriate by the Committee.

         In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization of the Company, including a merger, consolidation or sale of assets, the Board of Directors shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares that are covered by Options theretofore granted under the Plan or that are otherwise subject to the Plan. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

         Section 15. AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may from time to time alter or amend the Plan but may not without the approval of the stockholders of the Company make any alteration or amendment thereof which operates to (a) increase the total number of shares of Common Stock that may be sold pursuant to the exercise of Options granted under the Plan (other than as provided in Section 14 hereof) or (b) modify the corporations or class of corporations whose employees will be eligible to receive Options under the Plan. No amendment of the Plan shall adversely affect the rights of a Participant thereunder, except with the consent of such Participant.

         Subject to the right of the Board of Directors to terminate the Plan prior thereto, the Plan shall terminate when all of the Common Stock reserved for purposes of the Plan has been purchased. No Options may be granted after termination of the Plan. The Board of Directors may elect to terminate all outstanding Options in connection with any termination by it of the Plan. Upon termination of the Plan, the balance in each Participant=s withholding account and any whole shares of Common Stock being held in custody by the Custodian for such Participant shall be delivered to such Participant.

         Section 16. REQUIREMENTS OF LAW. The granting of Options, the sale of shares of Common Stock upon the exercise of Options and the withdrawal and sale of shares of Common Stock pursuant to the provisions of Section 10 hereof shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required. In connection therewith, the Committee may impose such restrictions or limitations as may be desirable to ensure compliance with such laws, rules or regulations or to obtain such approvals.

         Section 17. WITHHOLDING OF TAXES. The Committee may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with the purchase or sale of Common Stock under the Plan.

         Section 18. COSTS. All costs and expenses incurred in administering the Plan shall be paid by the Company. Any brokerage fees or commissions for the sale of shares of Common Stock purchased under the Plan shall be paid by the Participant.

         Section 19. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective as of July 1, 2000, provided the Plan is approved at the 2000 annual meeting of stockholders of the Company as follows: (a) by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the approval of the Plan, as required by Delaware law; and (b) by a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding Common Stock is, either in person or by proxy, present and voting on the Plan, as required by the regulations promulgated under Section 423 of the Code. If the Plan is not so approved, the Plan shall terminate.

         Section 20. QUALIFICATION OF PLAN. All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code (or any successor provision of the Code) and related regulations. Any provision of the Plan that is inconsistent with Section 423 of the Code (or any successor provision of the Code) shall without further act or amendment by the Company be reformed to comply with the requirements of Section 423 of the Code (or such successor provision). This Section 20 shall take precedence over all other provisions of the Plan.

                 APPENDIX TO, NOT PART OF, THE PROXY STATEMENT
          LONE STAR TECHNOLOGIES, INC. 1985 LONG-TERM INCENTIVE PLAN
         (AS AMENDED BY THE BOARD OF DIRECTORS THROUGH MARCH 21, 2000)

SECTION 1. PURPOSE. The purpose of the Lone Star Technologies, Inc. 1985 Long-Term Incentive Plan ("Plan") is to attract and retain able and experienced directors for Lone Star Technologies, Inc. ("Company") from outside the ranks of the employees of the Company and its subsidiaries and to attract and retain key salaried employees for the Company and its subsidiaries, to provide an incentive for such directors and employees to exert maximum efforts for the Company's success and to reward such efforts by enabling the directors and employees to participate in such success through the ownership and performance of shares of the Company's Common Stock ("Common Stock") and, in the case of employees, also through monetary rewards.

SECTION 2. ADMINISTRATION. The Board of Directors of the Company ("Board of Directors") may establish a Committee ("Committee") consisting of not less than two nor more than ten members of the Board of Directors who are non-executive directors (a person who is a director of the Company but not an employee of the Company or any of its subsidiaries, is a "non-executive director" as that term is used under the Plan), notwithstanding that non-executive directors are eligible to participate under the Plan or have received options, to administer the Plan and to award under the Plan to key salaried employees of the Company and its subsidiaries options (along with options granted to non-executive directors under the Plan, "Options"), stock appreciation rights, restricted stock grants, and performance units grants (together with Options granted to non-executive directors under the Plan, collectively referred to herein as "awards", and individually as "award"). Each member of the Committee shall be an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended. The members of the Committee shall be appointed from time to time by and serve at the pleasure of the Board of Directors. The Committee shall have the power where consistent with the general purpose and intent of the Plan to adopt rules and regulations and prescribe forms for use in connection with the Plan. The Committee shall have the authority to interpret the Plan, and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision, or determination made by the Committee shall be conclusive. A majority of the Committee shall constitute a quorum and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a duly held meeting. In the absence of a Committee, all authority of the Committee under the Plan shall be vested in and exercisable by the Board of Directors. Notwithstanding the foregoing, the Committee shall have no power or authority under this section of the Plan to alter or modify any explicit provisions in the Plan.

SECTION 3. SHARES SUBJECT TO THE PLAN. The aggregate number of shares of stock which may be issued under the Plan shall not exceed three million seven hundred thousand (3,700,000) shares of Common Stock. Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan. If any Option or restricted stock grant lapses, is canceled, is forfeited or is otherwise terminated, as to any shares, such shares shall again become available under the Plan. If, however, any Option or portion thereof is surrendered in exchange for shares issued pursuant to the exercise of a stock appreciation right or in exchange for the retention of restricted stock granted in tandem with an Option, any excess of the number of shares covered by the Option or portion thereof so surrendered over the number of shares so issued or retained in exchange shall not again be made available under the Plan.

SECTION 4. PARTICIPATION IN THE PLAN. The Committee shall determine from time to time those key salaried employees (including officers and directors who are employees) of the Company and its subsidiaries who are to be granted awards hereunder (such individuals are referred to herein as "participants"). In making its determination, the Committee may consider such factors as in its discretion it considers appropriate. Participants may be granted more than one award. Participation in the Plan by a participant or a non-executive director shall not confer upon any participant or upon any non-executive director any right with respect to continuation of such participant's employment by the Company or a subsidiary, or seat on the Board of Directors, as the case may be, nor interfere with the right of the Company or such subsidiary to terminate at any time employment of any participant. An award shall not confer any rights as a stockholder upon the holder thereof, except only as to shares actually issued pursuant to the Plan.

SECTION 5. OPTIONS. The Committee shall determine from time to time those participants who are to be granted Options and the number of shares to be optioned to such participants. The aggregate number of shares with respect to which Options and stock appreciation rights can be granted under Sections 5 and 9 of the Plan to any one individual during any calendar year shall not exceed 200,000, subject to adjustment pursuant to Section 14 hereof. Any Option to participants may, in the discretion of the Committee and subject to the limitation of this Section 5, be either an incentive stock Option or non-qualified stock Option. An "incentive stock Option" shall mean a stock Option meeting the requirements for an incentive stock Option under the provisions of Section 422 (or any provision substituted therefor) of the Internal Revenue Code of 1986, as amended (the "Code"), at the time of grant of such Option, and notwithstanding any other provision of the Plan, an Option intended to be an incentive stock Option must be granted by the tenth anniversary date of the approval of the Plan by Northwest Industries, Inc. and shall be subject to such additional or more restrictive terms and conditions as the Committee shall determine may be necessary to meet such requirements or deem reasonable and consistent with the purposes of incentive stock Options. The fair market value of the shares of Common Stock for which a participant is granted an incentive stock Option under the Plan prior to January 1, 1987 (determined on the date such Option is granted) shall not exceed in any calendar year the excess of (i) the sum of (a) $100,000 and
(b) the unused limit carryover of such participant to such calendar year over
(ii) the fair market value of all other shares for which the participant was granted incentive stock Options in such calendar year (such fair market value to be determined as of the date each such Option was granted) under all plans of the Company or any parent or subsidiary of the Company. For purposes of this Section 5 the unused limit carryover of a participant to any calendar year shall be the carryover determined under the following sentence reduced by the amount of such carryover which was used in prior calendar years, and for this purpose Options granted to the participant in any calendar year shall be treated as first reducing the $100,000 limitation and then as reducing the unused limit carryovers to such year in the order of the calendar years in which the carryover arose. The carryover shall be an amount determined for each calendar year after 1980 equal to one-half of the excess of (x) $100,000 over (y) the aggregate fair market value (determined as of the time the Option is granted) of the shares for which the optionee was granted incentive stock Options in such calendar year under all plans of the Company and any parent or subsidiary corporation of the Company, and such carryover shall be a carryover to each of the three succeeding calendar years. A "non-qualified stock Option" shall mean a stock Option which is not an incentive stock Option. The Options awarded to non-executive directors of the Company must be non-qualified stock Options.

SECTION 6. OPTION PRICE. The per share price at which shares of Common Stock may be purchased by a participant under an Option shall be determined by the Committee at the time such Option is granted. The price at which shares of Common Stock may be purchased under an Option granted to a participant shall not be less than, and in the case of an Option granted to a non-executive director shall be equal to, the per share fair market value of the Common Stock on the date of grant of such Option. The fair market value shall mean the average of the high and low prices per share of the Common Stock on the principal United States securities exchange on which the Common Stock is listed or, if not so listed, on the National Association of Securities Dealers Automated Quotations System or any successor system then in use, on the date of grant or, if there are no sales on such date, on the next succeeding day on which there are sales. No shares shall be issued upon exercise of an Option until the Company receives full payment therefor together with (a) payment in cash equal to the amount of any state and federal taxes required to be withheld at the time of such issuance or (b) if no such taxes are required to be withheld at the time of such issuance, an agreement by the party exercising the Option to pay to the Company the amount of state or federal taxes thereafter required to be withheld in respect of such issuance. Payment of the Option price shall be (i) in cash, (ii) in the discretion of the Committee by the transfer and delivery to the Company of shares of Common Stock having a fair market value on the date of exercise of such Option at least equal to the Option price or (iii) in the discretion of the Committee, any combination of
(i) and (ii).

SECTION 7. EXERCISE OF OPTIONS. No Option shall be exercisable until at least one year from the date of grant of such Option, and the Committee may at the time of granting any Option to a participant add such additional restrictions as it shall deem advisable as to the time within which such Option or any part thereof may become exercisable. The right of a participant or a non-executive director to exercise in whole or in part any Option shall not be affected by any outstanding stock Option previously granted to that person, except that each incentive stock Option granted to a participant under the Plan prior to January 1, 1987 (for the purposes of this Section 7 hereinafter referred to as the "new incentive Option") shall not be exercisable while there is outstanding any new incentive Option which was granted to such participant before the granting of such later new incentive Option, to purchase stock in the Company (or any parent or subsidiary of the Company or a predecessor of any such companies). For purposes of the preceding sentence, an incentive stock Option shall be considered to be outstanding until it (i) is exercised in full, (ii) expires by reason of the exercise of a stock appreciation right associated with such incentive stock Option, or (iii) lapses, whichever occurs first. In order to exercise an Option, a participant or non-executive director shall give written notice to the Secretary of the Company at the Company's main office in Dallas, Texas.

SECTION 8. NON-EXECUTIVE DIRECTORS STOCK OPTIONS. Non-executive directors shall not be eligible to participate in the Plan beyond the granting of Options; further, not more than 1,000,000 shares of Common Stock may be issued under Options awarded to non-executive directors. Only shares of Common Stock issued upon exercise of Options which, when granted, were granted to individuals who were at the time non-executive directors shall be deemed "issued under Options awarded to non-executive directors". Shares issued to non-executive directors under Options granted when they were participants shall not count towards the 1,000,000 share limitation provided in this Section. Outstanding Options in effect immediately prior to the Company's annual shareholders meeting in 1993 to non-executive directors shall remain in effect according to their terms and as the same may be amended as contemplated under Section 18 hereof. Beginning with the year 1993 , and continuing with the years 1995 and 1997, and ending with the year 1997, on the first business day after the Company's annual shareholders meeting each such year, each non-executive director in office at such time shall receive automatically, by virtue of this Plan, the award and grant of an Option for 25,000 shares of Common Stock. Beginning with the year 1998, and every year thereafter, on the first business day after the Company's annual shareholders meeting each such year, each non-executive director in office at such time shall receive automatically, by virtue of this Plan, the award and grant of an Option for 12,500 shares of Common Stock. Whenever a new non-executive director is elected, he or she may be granted Options, at the discretion of the Committee, for any number of shares of Common Stock not to exceed 12,500. All Options awarded to non-executive directors shall be non-qualified stock Options, and each such Option granted pursuant to the terms of the three foregoing sentences shall become exercisable for up to 25% of the total number of shares of Common Stock into which the Option may be exercised on and after the first anniversary of the date of the award, for up to 25% more (i.e. in total 50%) of those total shares on and after the second anniversary, for up to 25% more (i.e. in total 75%) of those total shares on and after the third anniversary and for up to 100% of those total shares (i.e. all the shares into which the Option may be exercised) on and after the fourth anniversary of the date of the Option award (each such Option to the extent exercisable may be exercised in full or in part at any time for the shares under the Option), at all times subject to the terms of Section 10 regarding the continued right to exercise under certain circumstances.

SECTION 9. STOCK APPRECIATION RIGHTS. The Committee may in its discretion grant to any participant or participants rights entitling the grantee to receive cash or shares of Common Stock having a fair market value equal to the appreciation in market value of a stated number of shares of Common Stock from the date of grant to the date of exercise, or, in the case of rights granted in tandem with or by reference to an Option granted prior to the grant of such rights, from the date of grant of such related Option to the date of exercise. Stock appreciation rights may be granted in tandem with or by reference to a related Option, in which event the grantee may elect to exercise either the Option or the rights, but not both, as to any of the same shares subject to the Option and the rights, or the rights may be granted independently of any Option. Rights granted in tandem with or by reference to a related Option shall be exercisable to the extent, and only the extent, that the related Option is exercisable and the then fair market value of the Common Stock exceeds the per share Option price of such Option. Rights granted independently of an Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. No stock appreciation right shall be exercisable prior to the expiration of one year following the date the right is granted. The Committee may at the time of granting any stock appreciation right add such additional conditions and limitations to such stock appreciation right as it shall deem advisable, including, but not limited to, the time within and extent to which such stock appreciation right shall be exercisable and the maximum amount of appreciation to be recognized with regard to such stock appreciation right. Upon exercise of a stock appreciation right, the grantee shall be paid the excess of the then fair market value of the number of shares of Common Stock to which the right relates over the fair market value of such number of shares at the date of grant of the right or of the related Option, as the case may be. Such excess shall be paid in cash or in shares of Common Stock having a fair market value equal to such excess, or in any such combination thereof, as may be provided in the grant of such right (which may permit the grantee to elect between cash and Common Stock or to elect a combination thereof), or, if no such provision is made in the grant, as the Committee shall determine upon exercise of the right. If the participant will receive Common Stock upon the exercise of a stock appreciation right, then the Company shall be entitled to settle its obligation, arising out of the exercise of a stock appreciation right, to deliver any fractional shares in any manner the Committee, in its discretion, shall deem appropriate, including but not limited to, (a) the payment of cash in lieu of such fractional share or (b) by rounding the number of shares to be delivered up to the next full share and requiring a cash payment by the participant for such additional fractional share. In order to exercise any stock appreciation right, a participant shall give written notice to the Secretary of the Company at the Company's main office in Dallas, Texas.

SECTION 10. TERMINATION OF OPTIONS AND STOCK APPRECIATION RIGHTS, AND CHANGE OF STATUS.

(a) A participant's right to exercise any Option or stock appreciation right and right of a non-executive director to exercise any Option (Options and stock appreciation rights collectively referred to in subparts (a) through
(d) only of this section as "Option") shall terminate on the earliest of the following dates:

       (1)    Ten years after the date the Option is granted.

       (2) Three months after the date the participant shall cease to be employed by the Company or a subsidiary, or, if a non-executive director, the non-executive director shall cease to be a director of the Company, unless such cessation of employment or as a director is by reason of the participant's or non-executive director's Retirement or death or unless death occurs within such three months. "Retirement" means retirement from employment with the Company or a subsidiary or cessation of service as a director of the Company (i) at or after age 55 but prior to age 65 and with the approval of the Committee or (ii) at or after age 65. Any participant who retires from employment at or after age 55 but prior to age 65 shall inform the Committee in writing as to whether such participant intends to be employed by, or otherwise provide services to, any competitor of the Company or a subsidiary and shall provide the Committee with any other information that it may reasonably request. The Committee may consider the information provided by the participant and any other available information in determining whether to approve the participant's retirement. The determination of the Committee as to an individual's Retirement prior to age 65 shall be conclusive on all parties.

       (3) 36 months after the date of a participant's or non-executive director's Retirement, unless the participant or non-executive director dies during that six-month period.

       (4) 36 months after the date of a participant's or non-executive director's death.

(b) If a participant's employment by the Company or a subsidiary or directorship, in the case of a non-executive director, ceases for any reason other than Retirement or death without the participant or non-executive director having fully exercised the Option, the participant or non-executive director shall be entitled within three months (or any later period applicable under paragraph (c)) following the date of such cessation (but not more than ten years from the date such Option was granted) to exercise the Option to the full extent such Option was exercisable on the date of such cessation. In the case of a participant's or non-executive director's Retirement without the participant or non-executive director having fully exercised the Option, the Option shall become fully exercisable for up to 100% of the unexercised shares under the Option, and the participant or non-executive director shall be entitled within 36 months (or any later period applicable under paragraph (c)) following the date of Retirement (but not more than ten years from the date such Option was granted) to exercise the Option to the full extent such Option is exercisable.

(c) If a participant or non-executive director dies while employed by the Company or a subsidiary, or while a director in the case of a non-executive director, or within three months after cessation of such employment or directorship or within 36 months after Retirement, without having fully exercised his Option, such Option shall become fully exercisable for up to 100% of the unexercised shares under the Option, and the Option may be exercised within 36 months following such participant's or non-executive director's death (but not more than ten years from the date such Option was granted) by participant's or non-executive director's estate or by a person who acquired the right to exercise such Option by will or the laws of descent, to the full extent such Option is exercisable.

(d) Absence of an employee on approved leave shall not be considered a cessation of employment.

(e) Whenever, and each time that, a person ceases to be either an employee of the Company or a subsidiary or a non-executive director of the Company, so long as such person immediately changes status and becomes, without any interruption in service, an employee of the Company or a subsidiary or a non-executive director of the Company, as the case may be, so that the person's service remains continuous and only the capacity as an employee or non-executive director in which it is rendered changes, any Option theretofore granted to such person, as to which the right of exercise has not expired by the passage of time, shall remain in effect according to the terms of the Plan and any agreement covering the Option, except that the Option, notwithstanding any other terms in the Plan or in any Option agreement (other than provisions of any incentive stock Options referred to at the end of this sentence), shall be governed as to the termination of the right of exercise, after such a change in status has occurred, under subparts (a) through (d) of this section in accordance with the person's then, and when such person's continuous service finally does end, the most recent status of such person as an employee or non-executive director, as the case may be, subject to provisions in the agreement relating to any Option which is an incentive stock Option limiting the ability to exercise the Option as an incentive stock Option in such circumstances.

SECTION 11. RESTRICTED STOCK GRANTS. The Committee may in its discretion grant to any participant or participants shares of Common Stock. Such grants may be contingent on the grantee's continuing employment with the Company or its subsidiaries for a period to be specified in the award, which shall not be less than one or more than ten years from the date of award, and/or any such other contingencies, additional terms and conditions as the Committee in its sole discretion deems appropriate, including, but not by way of limitation, restrictions on the sale or other disposition of such shares during the restriction period. The Committee may in its sole discretion at the time of the award or at any time thereafter provide for the early vesting of such award in the event of termination of employment by retirement, death, incapacity, or otherwise prior to the end of the restriction period. The holder of a restricted stock award shall have the right to vote the restricted shares and to receive dividends thereon, unless and until such shares are forfeited.

SECTION 12. PERFORMANCE UNITS GRANTS. The Committee may in its discretion grant to any participant or participants awards consisting of units which have a monetary value which may or may not be equivalent to shares of Common Stock. The vesting of units shall be, and their value may be, contingent on the achievement over a period of not less than two (2) or more than ten (10) years of such individual, corporate, division, subsidiary, group or other objectives as shall be established by the Committee. Such objectives shall be established by the Committee prior to the beginning of the performance period, but may be revised by the Committee from time to time during the performance period, to take into account significant unforeseen events or changes in circumstances. Except as may otherwise be determined by the Committee at the time of the award or at any time thereafter, a performance award shall terminate if the holder of the award does not remain continuously in the employ of the Company and its subsidiaries at all times during the applicable performance period. Following the end of the performance period, the holder of a performance award shall be entitled to receive payment of an amount, not exceeding the maximum value of the performance award established by the Committee, based on the level of achievement of the objectives for the performance period as determined by the Committee. Payment may be made in cash, shares of Common Stock, or a combination thereof, as determined by the Committee. Any payment to be made in Common Stock shall be based on the fair market value of such stock on the payment date. Incentive compensation awards earned under the Corporate Improvement Incentive Program of the Company as adopted on October 9, 1990, may be paid in whole or in part in Common Stock authorized under this Plan in accordance with the provisions of the two prior sentences.

SECTION 13. TRANSFERABILITY. Awards hereunder are not transferable except by will or the laws of descent, provided, however, that non-qualified stock Options may be transferred as a gift by a participant or non-executive director to that participant's or non-executive director's family member. For purposes of this Section, "family member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse or sibling, including adoptive relationships, a trust in which these persons have one hundred percent of the beneficial interest, a foundation in which these persons (or the participant or non-executive director) control the management of assets, and any other entity in which these persons (or the participant or non-executive director) own one hundred percent of the voting interests. With respect to any Option transferred to a family member, all references in this Plan to a participant or non-executive director shall continue to mean the original holder of the Option except that the family member transferee shall be entitled to exercise the Option and be issued shares upon such exercise upon the same terms and conditions as such original holder, including without limitation the right to exercise the Option during the applicable period of time following the original holder's cessation or termination of employment, Retirement or death. Except as set forth in the preceding provisions of this
Section 13, Options and stock appreciation rights may be exercised during the lifetime of the participant or non-executive director only by the participant or non-executive director and after the death of such person, only as provided in Section 10.

SECTION 14. EFFECT OF CERTAIN TRANSACTIONS. If a record date for a stock split, stock dividend, reverse stock split, combination of stock, recapitalization, reclassification, or similar event occurs with respect to Common Stock, or if any other change occurs in the number or kind of shares of Common Stock which in the opinion of the Board of Directors requires such an adjustment, the Board of Directors shall adjust in an equitable manner the terms of each then outstanding award hereunder and the maximum number of shares as to which awards may be granted under the Plan. If the Company is merged with or into or consolidated with one or more corporations, each then outstanding award shall be equitably adjusted by the Board of Directors and assumed by the surviving corporation.

SECTION 15.  CHANGE IN CONTROL.

Notwithstanding any other provision in this Plan:

(a)(i) If a participant's employment by the Company or a subsidiary is involuntarily terminated without Cause or is voluntarily terminated with Good Reason within two years after the occurrence of a Change in Control of the Company, or (ii) if a participant's employer ceases to be a subsidiary of the Company and that participant does not immediately thereafter become an employee of the Company or another subsidiary:

       (A) each Option (including any stock appreciation rights) held by that participant shall become fully exercisable for up to 100% of the unexercised shares under the Option and that participant shall be entitled within 36 months (or any later period applicable under paragraph
       (c) of Section 10) following the date of the termination of his employment or the date on which his employer ceases to be a subsidiary (but not more than ten years from the date the Option was granted) to exercise the Option to the full extent the Option is exercisable;

       (B) the restrictions applicable to any restricted stock awarded to that participant shall lapse and such restricted stock shall become fully vested and transferable to the full extent of the original grant; and

       (C) any performance units awarded to that participant shall be considered to be earned and payable in full.

(b) If a non-executive director of the Company is removed from the Board of Directors of the Company without Cause or he ceases to be a director of the Company as a result of a failure to be reelected or to be nominated for reelection without Cause, in either event within two years after a Change in Control of the Company, each Option held by that non-executive director shall become fully exercisable for up to 100% of the unexercised shares under the Option and that non-executive director shall be entitled within 36 months (or any later period applicable under paragraph (c) of Section 10) following the date of the termination of his directorship (but not more than ten years from the date the Option was granted) to exercise the Option to the full extent the Option is exercisable.

(c) (i) On the record date for the determination of shareholders of the Company to vote on a merger, consolidation, sale of assets or other transaction in which the Company's shareholders would not receive any voting common stock of the proposed successor to the Company or (ii) upon the occurrence of a Change in Control that is the first step in an attempt to acquire all of the stock or assets of the Company and the contemplated second step is a transaction described in clause (i):

       (A) each outstanding Option shall become fully exercisable for up to 100% of the unexercised shares under the Option;

       (B) the restrictions applicable to each outstanding share of restricted stock shall lapse and such restricted stock shall become fully vested and transferable to the full extent of the original grant; and

       (C) each outstanding performance unit shall be considered to be earned and payable in full.

(d) "Cause" for termination of a participant's employment means his illegal conduct or gross misconduct that in either case is willful and results in material damage to his employer's business or reputation or his willful failure or refusal to perform his duties or obligations to his employer or to comply in all material respects with the lawful directives of his employer's Chief Executive Officer or Board of Directors, provided that the participant has received written notice from his employer stating the nature of such failure or refusal and has reasonable opportunity to correct the stated deficiency.

(e) "Cause" for termination of a non-executive director's directorship means his illegal conduct or gross misconduct that in either case is willful and results in material damage to the Company's business or reputation or his willful failure or refusal to perform his duties or obligations to the Company.

(f) "Change in Control" means with respect to the Company any of the following:

       (i) any event affecting the Company that would be required to be reported by a reporting company as a change in control pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

       (ii) any "person" (as that term is used in Section 13(d) of the Exchange Act) becomes the "beneficial owner" (as defined by Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding securities;

       (iii) at any time during any twenty-four month period, the individuals who were serving on the Board of Directors of the Company at the beginning of that period or who were nominated for election or were elected to that Board during that period by a vote of at least two-thirds of such individuals still in office shall cease to constitute a majority of that Board;

       (iv) any merger or consolidation of the Company with any other corporation or any sale of all or substantially all of the assets of the Company, other than a merger, consolidation or sale that results in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of the Company or the surviving entity or any parent thereof outstanding immediately thereafter; or

       (v) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

(g) "Good Reason" with respect to the voluntary termination of a participant's employment means the occurrence, after a Change in Control, of
(i) any adverse change in his status, position, authority or responsibilities,
(ii) a reduction in his compensation, or (iii) any material change in his employment location.

(h) This Section 15, as amended, shall apply to all Options, stock appreciation rights, restricted stock and performance units awarded on or after February 19, 1998 and shall also apply to each Option granted prior to that date if the optionee elects to have this Section 15, as amended, apply to his Options and gives written notice of that election to the Secretary of the Company no later than July 31, 1998.

SECTION 16. AMENDMENT AND TERMINATION OF THE PLAN. The Plan shall terminate on the twentieth anniversary of the date of approval of the Plan by Northwest Industries, Inc., and no award shall be granted hereunder after such termination. Termination of the Plan shall not affect any outstanding awards. The Committee shall have the power where consistent with the general purpose and intent of the Plan to modify the requirements of the Plan to conform with applicable law or to meet special circumstances not anticipated or covered in the Plan, and the Company, by its Board of Directors, reserves the right at any time to modify, amend, supplement, or suspend the Plan, except neither the Committee nor the Company may (a) impair any awards already made, or (b) without the approval of the stockholders of the Company (other than of the stockholders of stock not entitled to vote on the matter requiring approval), except as contemplated by Section 14, (i) increase the number of shares of Common Stock which may be issued under the Plan, (ii) materially modify the requirements as to eligibility for participation in the Plan, (iii) materially increase the benefits accruing to participants or non-executive directors under the Plan or (iv) have the effect of providing for the grant of Options to purchase Common Stock at less than the fair market value per share thereof on the applicable date of grant of the Options. Notwithstanding any other provision of this

Section 16, the provisions of the Plan applicable to non-executive directors which govern (A) the number of shares of Common Stock covered by each Option award to a non-executive director of the Company, (B) the exercise price per share of Common Stock under each such Option, (C) when and under what circumstances each such Option will be granted and (D) the period within which each such Option may be exercised, shall not be amended, except as contemplated by Section 14, more than once every six months, other than to comport with changes in the Code or the rules promulgated thereunder, and the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder.

SECTION 17. DELIVERY OF SHARES. Each award hereunder is further subject to the condition that if, at any time, the Board of Directors shall in its sole discretion determine that the listing, registration, or qualification of the shares of Common Stock covered by such award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the purchase or delivery of shares of Common Stock thereunder, the delivery of all shares of Common Stock pursuant to exercise of the Option or stock appreciation right may be withheld or may be made subject to such conditions as the Committee may deem appropriate unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

SECTION 18. EFFECTIVE DATE. The Plan shall become effective upon the distribution of the Company's Common Stock to the shareholders of Northwest Industries, Inc.

PROXY                    LONE STAR TECHNOLOGIES, INC.                      PROXY
                      15660 N. DALLAS PARKWAY, SUITE 500
                              DALLAS, TEXAS 75248
                          ANNUAL MEETING MAY 9, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE AS TO THE NOMINEES FOR ELECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED. IF NO DIRECTION IS MADE AS TO PROPOSAL 2 OR 3, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S) AS TO WHICH NO DIRECTION IS MADE.

     The undersigned having received the notice and accompanying Proxy Statement for said meeting, hereby appoints as Proxies Rhys J. Best, Robert
F. Spears and Charles J. Keszler, or any one of them, with power of substitution in each, to vote at the annual meeting or any adjournments thereof all the shares of Lone Star Technologies, Inc. which the undersigned may be entitled to vote. The above Proxies are, and each of them is, hereby instructed to vote as shown on the reverse side of this card.




     PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE
                              ENCLOSED ENVELOPE.

/X/ Please mark your
    votes as in this
    example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED AND FOR PROPOSALS 2 AND 3.


                                            WITHHOLD    Nominees are:
                                   FOR     AUTHORITY    Alfred M. Micallef and Jerry E. Ryan for terms
                                   ALL        TO        expiring 2002 and Rhys J. Best, Frederick B.
                                NOMINEES     VOTE       Hegi, Jr. and M. Joseph McHugh for terms
1.  Election of Directors         / /         / /       expiring 2003.

To withhold authority to vote for any nominee(s), name the nominee(s) below:

--------------------------------------------
                                                                  FOR       AGAINST       ABSTAIN
2.  Proposal to approve the Employee Stock Purchase Plan.         / /         / /           / /
3.  Proposal to approve an amendment to the 1985 Long Term        / /         / /           / /
    Incentive Plan.

4. In their discretion, upon other business as may properly come before the meeting or any adjournment(s) thereof.

SIGNATURE(S)                                            DATE
             ------------------------------------------      -----------------
SIGNATURE(S)                                            DATE
             ------------------------------------------      -----------------
                   (SIGNATURE IF HELD JOINTLY)


This proxy must be dated and signed EXACTLY as shown hereon. Executors, administrators, trustees, etc., should give full title as such. If a corporation, please sign full corporate name as duly authorized officer.